                                                                   EXHIBIT 10.24

                        SINGLE TENANT INDUSTRIAL LEASE

     THIS SINGLE TENANT INDUSTRIAL LEASE ("Lease") is made and entered into as of November 15, 1999 by and between Watson Partners, L.P., a Delaware limited partnership ("Landlord") and HomeGrocer.com, a Delaware corporation ("Tenant").

     Landlord and Tenant mutually covenant and agree that Landlord, in consideration of the rent payable by Tenant and the covenants and agreements to be kept, observed and performed by Tenant, hereby rents and leases to Tenant, and Tenant hereby takes and hires from Landlord, the "Premises" (as defined herein), pursuant to the provisions of this Lease, subject to (i) all applicable zoning, municipal, county, state and federal laws; (ii) covenants, conditions, restrictions, reservations, easements, rights and rights-of-way of record; and
(iii) Performance Standards attached hereto as Exhibit A and incorporated herein by reference. In the event of any conflict between the provisions of this Lease and the provisions of the Performance Standards, the provisions of this Lease shall govern.


                                   ARTICLE I
                                   ---------
                            Basic Lease Provisions
                            ----------------------

     1.1  Description of Premises  The Premises, as referred to herein, shall
          -----------------------
consist of the parcel of land located in the County of Los Angeles, State of California, as more particularly described in the attached Exhibit B (the "Land"); the multi-purpose office, warehouse and industrial building located on the Land (the "Building") together with the appurtenant improvements located on the Land; and any other improvements or additions made by either Landlord or Tenant which become a part of the Premises in accordance with the provisions of this Lease.

     1.2  Street Address of Premises: 18511 Broadwick Street, Carson,
          --------------------------
California.

     1.3  Approximate Building Square Footage: 116,488 square feet.
          -----------------------------------

     1.4  Lease Term: Ten (10) years beginning on January 15, 2000 or such other
          ----------
date as is determined pursuant to the provisions of this Lease (the "Commencement Date") and ending on January 14, 2010 (the "Termination Date"), subject to the provisions of Paragraph 3.2, below.

     1.5  Extension Options: Two (2) consecutive periods of five (5) years each.
          -----------------
(See Paragraphs 1 and 2 of the attached Lease Rider.)

     1.6  Initial Minimum Rent: Sixty-Nine Thousand Eight Hundred Ninety-Two and
          --------------------
80/100ths Dollars ($69,892.80).

     1.7  Periodic Rent Adjustments: See Paragraph 3 of the attached Lease
          -------------------------
Rider.

     1.8  Initial Security Deposit: One Million Eight Hundred Thousand Dollars
          ------------------------
($1,800,000).  [See Article XXIV, below.]

     1.9  Brokers:  Bob Goodmanson, CB Richard Ellis.
          -------

     1.10 Initial Improvement Work: See  Work Letter Agreement attached as
          ------------------------
Exhibit C.

     1.11 Exhibits and Riders: The following Exhibits and Riders are attached to
          -------------------
this Lease and made a part hereof:

          Exhibit A - Performance Standards of Watson
                      Industrial Center
          Exhibit B - Legal Description
          Exhibit C - Work Letter Agreement
          Exhibit D - Dominguez Technology Center
          Exhibit E - Form of Lease Addendum
          Exhibit F - Hazardous Material Certificate
          Exhibit G - Form of Estoppel Certificate
          Exhibit H - Improvement Allowance Items
          Lease Rider Number 1

     1.12 Mailing Addresses:
          -----------------

          Landlord: Watson Partners, L.P.
                    22010 Wilmington Avenue, Suite 400
                    Carson, California 90745

          Tenant:   HomeGrocer.com, Inc.
                    10230 Northeast Points Drive
                    Kirkland, Washington 98033
                    Attention: Legal Department


                                  ARTICLE II
                                  ----------
                           Construction of Premises
                           ------------------------

     2.1 Landlord shall, at its sole cost and expense, construct certain "Base Building Improvements" on the Land as described in Schedule C-1 of the attached Work Letter Agreement. Alterations to the Base Building Improvements requested by Tenant, together with office improvements and other improvements requested by Tenant (collectively, "Tenant Improvements") shall be constructed by Tenant at Tenant's expense in accordance with the Work Letter Agreement. Tenant acknowledges that promptly following written notice from Landlord of the "Substantial Completion" (as defined in the Work Letter Agreement) of the Base Building Improvements, Landlord and Tenant shall jointly inspect the Base Building Improvements and shall prepare a single list of any defects or deficiencies in the Base Building Improvements construction (the "Base Building Punchlist"). Except for items noted on the Base Building Punchlist and latent structural defects in the Base Building Improvements that could not have been discovered by Tenant based upon a reasonable and diligent visual inspection of the Premises as of the date of Substantial Completion, Tenant shall be deemed to have accepted the Premises in its then existing condition and state of repair.

     2.2 Tenant acknowledges that neither Landlord nor any real estate agent or broker representing Landlord or Tenant has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business. Landlord represents to Tenant as of the Commencement Date, the Base Building Improvements shall comply with laws, codes, ordinances, rules and regulations ("collectively, Codes") applicable to the design and construction of the Base Building Improvements at the time the Base Building Improvements were constructed. Landlord agrees that upon the date on which occupancy of the Premises is delivered to Tenant, the "Building Systems" (as defined herein) shall be in good working order. As used herein the term "Building Systems" shall mean the mechanical, plumbing, HVAC, and electrical systems of the Base Building Improvements and all loading doors of the Building. If, within sixty (60) days following the date on which Tenant commences business operations on the Premises, Tenant discovers and advises Landlord in writing that any such item is not in good working order, then Landlord shall repair such item at Landlord's sole cost and expense.

     2.3 In the event that, as of the Commencement Date, the Base Building Improvements are in violation of the requirements of Title III of the Americans with Disabilities Act ("ADA") applicable to the Building with respect to the use of the Building for general warehouse, manufacturing and related office purposes (but not for any use constituting a "public accommodation" under the ADA), for any reason other than as a result of Tenant's acts, specific use of the Premises, or improvements or alterations made by or for Tenant, Landlord shall, at its sole cost and expense, cause the same to be rectified at no cost to Tenant to the extent required by applicable law.

     2.4 The Premises and the Building are located within a complex of properties commonly known as Dominguez Technology Center which currently consists of the properties shown in the attached Exhibit D. The configuration and boundaries of the Dominguez Technology Center and the "Dominguez Technology Center Common Area" (as defined below) may be modified by Landlord from time to time to add, withdraw or reconfigure properties or boundaries, as Landlord may determine in its sole and absolute discretion. However, no such alteration to the Dominguez Technology Center Common Area shall unreasonably interfere with Tenant's use of the Premises, including, without limitation, ingress and egress and parking.

     2.5 The term "Dominguez Technology Center Common Area," as used in this Lease, shall mean the thirty (30) foot perimeter setback landscaping, detention basins, curvilinear sidewalks and monument signs within the exterior boundaries of the Dominguez Technology Center. The manner in which the Dominguez Technology Center Common Area shall be maintained shall be determined by Landlord, in its sole discretion. The Dominguez Technology Center Common Areas shall be repaired and maintained by Landlord subject to Tenant's contribution toward "Dominguez Technology Center Common Area Expenses" (as defined below) as provided in Paragraph 2.7.

     2.6 The term "Dominguez Technology Center Common Area Expenses," as used in this Lease, shall mean all costs and expenses incurred by Landlord in (a) operating, insuring, repairing and maintaining the Dominguez Technology Center Common Area. Dominguez Technology Center Common Area Expenses shall include, without limitation, expenses for maintaining, landscaping, repairing, painting, lighting, fencing and cleaning the Dominguez Technology Center Common Area, nonrefundable contributions toward one or more reserves for replacements or major repairs; expenses, charges, costs of compliance and other costs related to the requirements of any Federal, state or local governmental agency; expenses related to the Dominguez Technology Center Common Area; and public liability and property damage insurance on the Dominguez Technology Center Common Area.

     2.7 From and after the Commencement Date, Tenant shall pay to Landlord, on the first day of each calendar month "Tenant's Allocated Share" (as defined herein) of the Dominguez Technology Center Common Area Expenses, together with the Landlord's administrative fee . The total amount of Tenant's share of the Dominguez Technology Center Common Area Expenses ("Tenant's Allocated Share") and the Landlord's administrative fee shall be One Thousand Seven Hundred Forty-Seven Dollars ($1,747.00) per month.

     2.8 The Premises will be served by a fire pumphouse and related pipelines, pumps, valves, gates, connections and other equipment located outside of the Building (collectively referred to herein as the "Fire System") and necessary for the operation of the ESFR fire suppression system for the Premises and the adjacent Watson Legacy Series Building 658 (the "658 Property)". Landlord shall inspect, maintain, repair and replace the Fire System and any components of the Fire System to the extent necessary to keep the Fire System in good working order. Tenant shall be responsible for paying its proportional share of the costs and expenses of the inspection, maintenance, repair and replacement of the Fire System and any components of the Fire System (the "System Costs"), subject to the limitations set forth in Paragraph 4.2. Tenant's share of the System Costs shall be determined by multiplying the total System Costs by a fraction, the numerator of which shall be the building floor area (measured on a "dripline" basis) of all buildings located on the Premises, and the denominator of which shall be the total building floor area of all buildings located on the Premises and the 658 Property. Landlord shall, from time to time, but not more often than once each calendar quarter, and not less often than once each calendar year, deliver to Tenant a written statement indicating the total System Costs incurred by the Landlord since the date of the last such statement, and
setting forth Tenant's proportional share of such costs.   Within thirty (30)
days after receipt of such statement, Tenant shall pay to Landlord, as additional rent, Tenant's proportional share of the System Costs. Tenant's proportional share of the System Costs shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by Tenant or its representative during normal business hours.


                                  ARTICLE III
                                  -----------
                                 Term of Lease
                                 -------------

     3.1 The term of this Lease (the "Lease Term") shall be ten (10) years. Subject to the terms and conditions of this Lease, the Lease Term shall commence on the Commencement Date and shall terminate on the Termination Date, which dates are specified in Item 1.4 of the Basic Lease Provisions.

     3.2 If Landlord is unable to deliver possession of the Premises to Tenant by the Commencement Date specified in Item 1.4 of the Basic Lease

Provisions, for any reason (other than a delay which is attributable to any act or omission of Tenant, in which event the Lease Term shall be deemed to have commenced on the date specified in Item 1.4 of the Basic Lease Provisions), the Lease Term shall not commence until possession of the Premises is delivered to Tenant. For the purposes of this Paragraph 3.2, delivery of possession of the Premises to Tenant shall be deemed to occur on January 15, 2000, so long as construction of the Base Building Improvements has been "Substantially Completed" (as defined in the Work Letter Agreement) as of such date. If construction of the Base Building Improvements have not been Substantially Completed by January 15, 2000, the delivery of possession of the Premises shall occur on the date of "Substantial Completion" (as defined in the Work Letter Agreement) of the Base Building Improvements. If Landlord or Tenant so desire, Landlord and Tenant shall execute a Lease Addendum in the form attached to this Lease as Exhibit E, confirming the actual Commencement Date and Termination Date of the Lease Term. Landlord shall not be liable for any damage caused by any delay in delivery of the Premises to Tenant. If Landlord does not deliver possession of the Premises to Tenant by the date specified in Item 1.4 of the Basic Lease Provisions (unless the delay in delivering possession by such date is caused by "Tenant Delays", as defined herein and in the attached Work Letter Agreement), Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended for a period of time equal to the period of such delay; provided, however, that (i) if the Base Building Improvements are not Substantially Completed within ninety
(90) days following the date specified in Item 1.4 of the Basic Lease Provisions (such ninety (90) day period shall be extended day for day for any "Tenant Delays", as defined herein and in the attached Work Letter Agreement), Tenant shall have the right to terminate this Lease by giving written notice to Landlord at any time after lapse of said ninety (90) day period, unless Landlord has Substantially Completed the Base Building Improvements before Tenant gives such notice to Landlord; and (ii) if the Base Building Improvements are not Substantially Completed within thirty (30) days following the date specified in
Item 1.4 of the Basic Lease Provisions (such thirty (30) day period shall be extended day for day for any "Tenant Delays", as defined herein and in the attached Work Letter Agreement), then Landlord shall pay to Tenant, as liquidated damages for such delay, the amount of One Thousand Dollars ($1,000.00) per day for each day following the end of such thirty (30) day period until the Base Building Improvements are Substantially Completed. Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended for a period of time equal to the period of such delay. If the Lease Term commences on a day other than the first day of a calendar month, the Lease Term shall end on the last day of the calendar month in which said Lease Term would otherwise end.

     3.3 Commencing on the date on which (a) this Lease is fully executed and delivered; (b) the security deposit has been received by Landlord; and (c) the Base Building Improvements have progressed to a point sufficient to permit Tenant to enter onto the Premises without impeding or interfering with Landlord's remaining work on the Building, and continuing until the Commencement Date (the "Early Occupancy Period")

Tenant and its agents, employees, contractors, and vendors shall be permitted to enter such portion of the Premises for the purposes of installing Tenant's furniture, fixtures, utilities, telecommunication systems, equipment and machinery and for constructing the Tenant Improvements. Tenant agrees that throughout the Early Occupancy Period, Tenant shall conduct its activities on the Premises in such a way so as not to interfere with, disrupt or delay Landlord's work or activities relating to the Base Building Improvements, and any delay resulting from any such interference, disruption or delay shall be a "Tenant Delay". Landlord shall have no responsibility for any damage, theft, destruction or injury to Tenant or any of Tenant's property as a result of Tenant's presence or activities on, or use of, the Premises during the Early Occupancy Period. Landlord makes no representations as to whether Tenant's occupancy of the Premises during the Early Occupancy Period will be in compliance with applicable building, safety or fire codes, and Tenant shall be responsible for, and assumes the risk of any non-compliance. Tenant shall require that all of its contractors, vendors, consultants and design professionals who will be present on the Premises during the Early Occupancy Period maintain liability, property damage, workers compensation and other insurance in the same form and amounts as Landlord customarily requires for such persons performing work for Landlord on Landlord's properties and naming Landlord and Tenant as additional insureds under such policies. During the Early Occupancy Period, Tenant shall not be obligated to pay Minimum Rent, but any use or occupancy of the Premises by Tenant pursuant to this Paragraph 3.3 shall be subject to, and in accordance with, all other terms and conditions of this Lease including, without limitation, the indemnification provisions of this Lease and the provisions of this Lease requiring Tenant to pay for all utilities serving the Premises.

                                  ARTICLE IV
                                  ----------
                                     Rent
                                     ----

     4.1 Tenant agrees to pay to Landlord at the office of Landlord or at such other place as may be designated by Landlord from time to time, without any prior demand therefor and without any deduction, recoupment or setoff whatsoever, as minimum monthly rent ("Minimum Rent"), the sum specified as the Initial Minimum Rent in Item 1.6 of the Basic Lease Provisions. Minimum Rent shall be payable in advance on the first day of each calendar month of the Lease Term. If the Lease Term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date, a pro rata portion of the Minimum Rent for the first fractional calendar month. Minimum Rent payable by Tenant under this Lease is subject to adjustment in accordance with the provisions of Item 1.7 of the Basic Lease Provisions. Unless specifically designated otherwise in this Lease, all fees, charges, costs, expenses or other payments to be paid by Tenant to Landlord pursuant to this Lease shall be deemed to be additional rent.

     4.2 The Minimum Rent is to be a "net net net rental" as those terms are used and understood in the real property leasing business. Accordingly, and as additional rent hereunder, Tenant shall pay during the Lease Term, and prorated to the Commencement Date and Termination Date of the Lease Term, all real estate taxes (as defined in Paragraph 5.5) levied against the Premises, or any portion thereof, public utility and related costs and expenses, premiums for insurance described in Article VIII hereof, expenses of occupying, operating, altering, maintaining and repairing the entire Premises as provided in this Lease, and any other expenses or charges which shall be levied, assessed or imposed by any governmental authority upon or with respect to, or incurred in connection with, the possession, occupation, operation, alteration, maintenance, repair and use of the Premises during, or with respect to, the Lease Term, it being intended that this Lease shall result in a rent to be paid to Landlord, without additional cost to Landlord or diminution or offset, in the amount specified herein. Notwithstanding the foregoing, Tenant shall not be obligated to pay for any maintenance, repair or replacement necessitated by: (i) a breach of the warranty contained in Paragraph 2.2; (ii) any latent structural defect in the design or construction of the Base Building Improvements; or (iii) the negligence of Landlord, its agents, employees or contractors. The obligations of Landlord and Tenant regarding Hazardous Materials are governed by Paragraphs 9.7 through 9.11, inclusive, and are not affected by the provisions of this Paragraph 4.2.


                                   ARTICLE V
                                   ---------
                             Taxes and Assessments
                             ---------------------

     5.1 Tenant covenants and agrees to pay and discharge, as additional rent hereunder, all real estate taxes and assessments, and installments thereof which may be taxed, charged, levied, assessed or imposed during the Lease Term and any extensions or renewals thereof upon all or any portion of or in relation to the Premises and the improvements at any time erected thereon and the appurtenances thereof. At the same time as Tenant makes its payments of Minimum Rent as provided in Article IV, above, Tenant shall pay to Landlord a monthly installment payment of the annual real estate taxes which Tenant is obligated to pay pursuant to this Article V. Such monthly installment payments of real estate taxes shall be paid on an estimated basis, with subsequent annual reconciliation, in accordance with the procedures set forth in this Article V.

     5.2 During December of each calendar year during the Lease Term, or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of the amount of the monthly installment payments of real estate taxes for the next calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated real estate taxes, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until such revised estimate is delivered, from and after which time (commencing with the first day of the next calendar month after such notice is given) Tenant shall pay such amount as is necessary to bring Tenant current with respect to such revised estimate for such calendar year, as if such revised estimate had been delivered in December, and thereafter monthly payments shall be based on such revised estimate, unless and until further revised in accordance herewith. If at any time or times it appears to Landlord that the real estate taxes for the current calendar year will vary from its estimate, Landlord may, by notice to Tenant, revise its estimate for such year, and subsequent monthly payments by Tenant for such year shall be based upon such revised estimate.

     5.3 Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as is practicable, Landlord shall deliver to Tenant a statement of the actual real estate taxes for such calendar year, supported by copies of property tax bills covering the year in question. If Landlord's statement discloses that Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess first against any sums then owed by Tenant to Landlord and then against the next payments of rent due hereunder. If Landlord's statement discloses that Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. The failure of Landlord to timely furnish the statement for any calendar year shall not prejudice Landlord from enforcing its rights hereunder. Tenant shall have the right, at its sole cost and expense, to cause an audit of real estate taxes subject to the following provisions. Such audit shall be made by an independent nationally recognized certified public accounting firm upon at least thirty (30) days prior written notice to Landlord and shall be made if at all, within ninety (90) days following Tenant's receipt of Landlord's statement described in this Paragraph 5.3. Any adjustment to real estate taxes resulting from such audit shall be made in the same manner as provided above for the annual reconciliation of real estate taxes. The amount of real estate taxes for any partial calendar year in the Lease Term shall be appropriately prorated. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Paragraph 5.2, above to be performed after such termination.

     5.4 Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Whenever possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant's personal property in the same manner as the payment of real estate taxes as provided herein.

     5.5 As used herein, the term "real estate taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, rental excise tax, improvement bond or bonds, levy or tax (other than income taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or the federal government, or any school, agricultural, sanitary, fire, street, drainage, water or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. The term "real estate taxes" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real estate tax"; or (ii) the nature of which was hereinbefore included within the definition of "real estate tax"; or (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises or which is added to a tax or charge previously included within the definition of real property tax by reason of such transfer; or (iv) which is imposed by reasons of this transaction, any modifications or changes hereto, or any transfers hereof; provided, however, that the definition of "real estate taxes" shall not include any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, or federal and state income taxes.

     5.6 Tenant shall have the right, in Tenant's or Landlord's name, but at Tenant's sole cost and expense, to contest the validity of any tax or assessment or assessed valuation of the Premises by appropriate proceedings timely instituted; provided that: (a) Tenant gives Landlord written notice of Tenant's intention to do so; (b) Tenant makes timely payment to Landlord of all taxes payable by Tenant pursuant to this Article V; (c) Tenant requests Landlord, in writing, to pay such taxes under protest; and (d) Tenant diligently prosecutes any such contest. Landlord shall, if requested by Tenant, cooperate with Tenant in any such proceedings, provided, however, that

Landlord shall not be liable for any expenses whatsoever in connection therewith, and Tenant shall protect, indemnify, and reimburse Landlord for all claims loss, cost, liability expense, attorneys' fees or damages resulting therefrom.


                                  ARTICLE VI
                                  ----------
                                Utility Charges
                                ---------------

  6.1 Tenant shall contract for, in Tenant's name, and shall pay or cause to be paid, all charges for gas, electricity, light, heat, air-conditioning, water, power, telephone, sewer, trash collection and waste removal and/or disposal, security or guard service, alarm systems, or other service, and any taxes, levies or excises thereon, used, rendered or supplied to Tenant in connection with the Premises; and for all connection and closing charges, and any tax or excise thereon; and for any governmental service or service subject to governmental regulation, however described, furnished to the Premises during the Lease Term and during any other period in which Tenant uses or occupies the Premises. Landlord shall not be liable to Tenant for any loss, injury, damage, disruption of business or any other harm resulting from any interruption of utility services to the Premises, except to the extent such interruption results from the gross negligence or willful misconduct of Landlord.


                                  ARTICLE VII
                                  -----------
                                 Hold Harmless
                                 -------------

  7.1 Tenant covenants and agrees that Landlord shall not at any time or to any extent whatsoever be liable, responsible, or in any way be accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person whomsoever who may at any time be using, occupying or visiting the Premises, or be in, on, or about the same, whether such loss, injury, death or damage shall be caused by or in any way result from or arise out of any act, omission or negligence of Tenant or of any occupant, subtenant, visitor or user of any portion of the Premises or from fire, steam, electricity, water, rain, act of God, or from breakage or leakage or any defect in any pipes, sprinklers, or plumbing, electrical or heating and air conditioning systems or fixtures, or from any other cause. Tenant hereby releases Landlord and agrees to indemnify, defend, hold and save Landlord free and harmless of, from, and against any and all claims, losses, costs, liabilities, expenses or damages whatsoever arising out of or related to any use or occupancy of the Premises by Tenant or any of Tenant's agents, employees, invitees or contractors (collectively "Losses"), including attorneys' fees and costs on account of any such Losses, except for any Losses resulting from the gross negligence or willful misconduct of Landlord. Landlord hereby agrees to indemnify, defend, hold and save Tenant harmless of, from and against any and all claims, losses, costs, liabilities, expenses or damages (including attorneys' fees and related costs) arising out of any injury to persons or damage to property resulting from the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors.


                                 ARTICLE VIII
                                 ------------
                                   Insurance
                                   ---------

  8.1 Landlord shall, throughout the Lease Term, at Tenant's cost and expense, keep all buildings and improvements which may from time to time be upon or a part of the Premises (but not Tenant's personal property, fixtures or equipment) insured against all risks (as the term "all risk" is used in the insurance industry), and against earthquake and flood risks, in such form and with such policy limits as Landlord may determine from time to time, so as to provide adequate protection of Landlord's ownership interests in the Premises at a reasonable cost. Notwithstanding the foregoing, Landlord shall not be required to maintain any insurance which becomes unavailable, or which becomes commercially unreasonable for landlords to carry, in the Southern California insurance marketplace. In the event of any insured loss, Tenant shall be liable to Landlord for any deductible amount claimed by the insurance carrier, but Tenant's responsibility for such deductible amount shall not exceed Two Hundred Fifty Thousand Dollars ($250,000), measured in 1999 dollars. In the event the premiums for the insurance carried by Landlord increase to an amount greater than two hundred fifty percent (250%) of the amount of the premiums in effect as of the Commencement Date (as adjusted for increases in the "CPI") and Tenant determines that Tenant is able to provide acceptable equivalent insurance on the Premises at a cost less than the cost of such insurance if provided by Landlord as set forth herein, then Tenant may, upon written notice to Landlord and at Tenant's sole cost, elect to obtain, Tenant's own insurance on the Premises in lieu of Landlord's insurance pursuant to this Paragraph 8.1. Any such insurance obtained by Tenant must: (i) have policy coverages, limits and deductibles in the amounts specified by Landlord; and (ii) satisfy the requirements set forth in this Paragraph 8.1 for coverage which would be carried by Landlord, and (iii) satisfy the applicable requirements of Paragraph 8.6, below. If Tenant elects to obtain such insurance, Tenant shall be responsible for any and all deductible amounts under any insurance policies insuring the Premises, and Tenant shall be responsible for any coinsurance amounts. Any election by Tenant to obtain its own insurance for the Premises as provided herein shall be made by Tenant in writing to Landlord at least thirty (30) days, but no earlier than sixty (60) days, prior to the commencement of the next "Policy Year" (the "Election Window"). For purposes of this Lease, the term "Policy Year" shall mean the one-year period following the commencement date for coverage under Landlord's then-effective insurance policy. As of the date of this Lease, the Policy Year for Landlord's existing coverage commenced on July 22, 1999. However, the date of commencement of subsequent Policy Years may change from time to time over the Lease Term. Landlord agrees to provide Tenant with written notice of any change in the commencement date of any Policy Year. If any change in the commencement date of any Policy Year precludes Tenant from making the election to carry its own insurance within the Election Window, Tenant shall have a period of thirty (30) days following Tenant's receipt of notice from Landlord of the change in the commencement of the Policy Year during which Tenant may elect to carry the insurance described herein. Any insurance carried by Tenant pursuant to this Paragraph 8.1 shall have attached thereto such form of lender's loss payable endorsement as Landlord's Lender may require. Tenant shall, upon request of Landlord, provide Landlord with a copy of the insurance policy or policies obtained by Tenant pursuant to this Paragraph 8.1, together with a certificate of insurance for such policy or policies which shall confirm, among other things, that such policy shall not be modified or cancelled without at least thirty (30) days prior written notice to Landlord. Landlord shall also obtain and maintain "rental value insurance" covering one year's rent (Minimum Rent, real estate taxes, insurance premiums and landscape maintenance charges) payable under this Lease. At the same time as Tenant makes its payments of Minimum Rent as provided in Article IV, above, Tenant shall pay to Landlord a monthly installment payment of the annual insurance premiums which Tenant is obligated to pay pursuant to this Article VIII. Such monthly installment payments of insurance premiums shall be paid on an estimated basis, with subsequent annual reconciliation, in accordance with the procedures set forth in this Article VIII.

  8.2 During December of each calendar year during the Lease Term, or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of the amount of the monthly installment payments of insurance premiums for the next calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated insurance premiums, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until such revised estimate is delivered, from and after which time (commencing with the first day of the next calendar month after such notice is given) Tenant shall pay such amount as is necessary to bring Tenant current with respect to such revised estimate for such calendar year, as if such revised estimate had been delivered in December, and thereafter monthly payments shall be based on such revised estimate, unless and until further revised in accordance herewith. If at any time or times it appears to Landlord that the insurance premiums for the current calendar year will vary from its estimate, Landlord may, by notice to Tenant, revise its estimate for such year, and subsequent monthly payments by Tenant for such year shall be based upon such revised estimate.

  8.3 Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as is practicable, Landlord shall deliver to Tenant a statement of the actual insurance premiums for such calendar year, supported by copies of property tax bills covering the year in question. If Landlord's statement discloses that Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess first against any sums then owed by Tenant to Landlord and then against the next payments of rent due hereunder. If Landlord's statement discloses that Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. The failure of Landlord to timely furnish the statement for any calendar year shall not prejudice Landlord from enforcing its rights hereunder. Tenant shall have the right, at its sole cost and expense, to cause an audit of insurance premiums subject to the following provisions. Such audit shall be made by an independent nationally recognized certified public accounting firm upon at least thirty (30) days prior written notice to Landlord and shall be made if at all, within ninety (90) days following Tenant's receipt of Landlord's statement described in this Paragraph 8.3. Any adjustment to insurance premiums resulting from such audit shall be made in the same manner as provided above for the annual reconciliation of insurance premiums. The amount of insurance premiums for any partial calendar year in the Lease Term shall be appropriately prorated. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Paragraph 8.2, above to be performed after such termination.

  8.4 Landlord and Tenant agree that if the building and improvements at any time forming a part of the Premises shall be damaged or destroyed by risks insured against under Paragraph 8.1, or if any of Tenant's machinery, fixtures, furniture, merchandise or other property, real or personal, are damaged or destroyed from any cause covered by a property policy obtained by Tenant, then and to the extent allowable and without invalidating such insurance, and whether or not such damage or destruction was caused by the negligence of the other party, neither party shall have any liability to the other nor to any insurer of the other for or in respect of such damage or destruction. If obtainable, each party shall require all policies of fire or other insurance carried by such party during the Lease Term upon the Premises or contents therein to include a provision whereby the insurer designated therein shall waive its right of subrogation against the other party.

  8.5 During the entire Lease Term, Tenant, at Tenant's sole cost and expense, shall procure and maintain in full force and effect personal injury and property damage liability insurance with a combined single limit of not less than Five Million Dollars ($5,000,000). Such insurance may be evidenced by a Primary Policy or a combination of a Primary Policy and an Umbrella Excess Policy. Tenant's liability insurance shall be primary and any liability insurance maintained by Landlord shall not be contributory. Landlord shall be named as an additional insured in such policies, and a policy endorsement so naming Landlord shall be furnished to Landlord. All such insurance shall insure the performance by Tenant of the indemnity provisions of Article VII of this Lease. The limits of said policies shall not limit the liability of Tenant under this Lease. In the event that either party hereto shall at any time deem the limits of such liability insurance then carried to be insufficient, the parties shall endeavor to agree upon the proper and reasonable limits for such insurance then to be carried. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance then to be carried shall be determined by an impartial third person knowledgeable of insurance risk matters selected by the parties, or should they be unable to agree upon a selection by an impartial third person such third person shall be chosen by the Presiding Judge of the Superior Court of Los Angeles County upon application by either party made after five (5) days written notice to the other party of the time and place of application. The decision of such impartial third person as to such limits then to be carried shall be binding upon the parties. Such insurance shall be carried with the limits as agreed upon or determined pursuant to this Paragraph until such limits shall again be changed pursuant to the provisions of this Paragraph. The expenses of such determination shall be borne equally between Landlord and Tenant.

  8.6 All of the insurance provided by Tenant under this Article VIII and all renewals thereof shall be issued by such good, responsible and standard companies rated at least A:Class XII in the current edition of Best's Insurance Guide, and authorized to do business in California. The policy or policies of insurance provided for in Paragraph 8.1 hereof shall be payable to Landlord, or jointly to Landlord and Landlord's Lender, and Tenant agrees to endorse any check to the order of Landlord which might be made payable jointly to Landlord and Tenant by the insurance company. Tenant agrees to immediately comply with any request of the insurance carrier providing insurance described in Paragraph
8.1 if the failure to comply therewith will cause cancellation of such insurance. All policies provided by Tenant shall expressly provide that the policy shall not be canceled or altered without thirty (30) days' prior written notice to Landlord. Neither Landlord nor Tenant shall do or permit to be done anything which will invalidate the insurance policies provided for in this
Article VIII. Upon the issuance or renewal of the liability insurance policy described in this Article VIII, or upon commencement of the Lease Term if such policy is then in force or effect, Tenant shall have its insurance carrier furnish Landlord with a Certificate of said insurance. If requested in writing by Landlord or Tenant following the occurrence of an event for which insurance coverage may be afforded under the insurance provided by Landlord or Tenant, such party shall reproduce and forward to the requesting party a true copy of any insurance policy described in this Lease and obtained by Landlord or Tenant (or such relevant portions of such policy as are sufficient to enable the requesting party to determine the coverage under such policy). Tenant shall obtain such fire insurance and other insurance on Tenant's machinery, fixtures, furniture and other property, real or personal, as Tenant deems appropriate, and with which Landlord shall not otherwise be concerned.


                                  ARTICLE IX
                                  ----------
                            Repairs and Maintenance
                            -----------------------

  9.1 Landlord shall maintain and repair the foundation, structural components and floor slab of the Building at its own cost and expense, provided, however, that if any maintenance or repair work for the foundation, structural components or floor slab of the Building is required as a result of any negligence or willful misconduct of Tenant or any of Tenant's agents, employees, shippers, customers, invitees or contractors, such work shall be at Tenant's sole cost and expense. To the extent the foundation, structural components or floor slab of the Building is damaged as a result of any modifications, alterations or improvements made by Tenant or made at the request or direction of Tenant (including, without limitation, the Tenant Improvements, the use or operation of the freezer unit or cold storage areas), Tenant shall be responsible for the costs of repairing any such items. Tenant shall keep all other portions and components of the Premises (including all interior and exterior areas, portions, systems and equipment) and including all plumbing, HVAC systems, electrical and lighting systems, ceilings, exterior walls, plate glass, paved areas, concrete pads, roof structure, roof membrane, gutters, downspouts, skylights and asphalt in good order, condition and repair during the Lease Term and any Extended Term. Without limiting the generality of the foregoing, Tenant shall perform all maintenance detailed in Paragraphs I (exterior repainting), J (resurfacing paved areas) and K (mechanical service controls) of the Performance Standards attached hereto as Exhibit A. Except as otherwise provided in Article XII, in the event any "Capital Improvement" is required to be made to the Premises, Landlord shall cause such Capital Improvement to be performed and Tenant shall be responsible for paying its "Monthly Prorata Share" (as defined herein) of the costs of any such Capital Improvement. Tenant's "Monthly Prorata Share" of the costs of any such Capital Improvement shall be determined by amortizing the costs of such Capital Improvement (at the Lease Interest Rate) over the number of months of the useful life such Capital Improvement, and Tenant shall pay the resulting amount (referred to herein as Tenant's "Monthly Prorata Share") monthly, as additional rent, for each month of the Lease Term (and any Extended Term) remaining after the completion of such Capital Improvement (but not beyond the useful life of such Capital Improvement). For the purposes of this Lease, the term "Capital Improvement" shall mean and refer to any improvement, replacement, modification, alteration or conversion of the Base Building Improvements or any component or system of the Base Building Improvements: (i) which is required for a reason other than the particular nature of Tenant's business or Tenant's particular use or business operations at the Premises; (ii) which costs in excess of Fifty Thousand Dollars ($50,000); and (iii) has a useful life in excess of ten (10) years. At the expiration or sooner termination of the Lease Term, Tenant shall pay to Landlord a prorata portion of the cost of the next scheduled repainting, resurfacing and re-roofing of the building located on the Premises, and Tenant's share of the costs of the next scheduled repainting, resurfacing and re-roofing shall be determined as follows: (a) With respect to repainting, the total estimated cost of repainting shall be multiplied by a fraction, the numerator of which shall be the number of full calendar months from the date of the last repainting to the expiration or termination date of the Lease Term, and the denominator of which shall be sixty (60), and the resulting amount shall be paid by Tenant; (b) With respect to resurfacing, the total cost of resurfacing shall be multiplied by a fraction, the numerator of which shall be the number of full calendar months from the date of the last resurfacing to the expiration or termination date of the Lease Term, and the denominator of which shall be thirty-six (36), and the resulting amount shall be paid by Tenant; and (c) with respect to re-roofing, the total estimated cost of re-roofing shall be multiplied by a fraction, the numerator of which shall be the lesser of (i) number of full calendar months from the date of the last re-roofing (or the completion of the original roof, as the case may be) or (ii) the number of full calendar months from the Commencement Date to the date on which this Lease expires or is terminated, and the denominator of which shall be the estimated full useful life (as determined by Landlord) of the roof; provided, however, that if throughout the term of the Lease, Tenant has continually repaired and maintained the Premises as required under the terms of this Lease, the Performance Standards and the applicable Exhibits, then the requirement that Tenant pay its prorata portion of such costs shall be waived. Except to the extent of repairs or maintenance of the foundation, structural components or floor slab of the Building which are the responsibility of Landlord under this Paragraph 9.1 and except for Capital Improvements as provided above, and subject to the provisions of Paragraph 4.2 and Articles XII and XIII, Tenant shall promptly make all necessary repairs and perform such other required maintenance, interior or exterior, ordinary as well as extraordinary, as may be required to maintain the Premises in a clean and orderly condition. Tenant shall provide a regularly scheduled preventative maintenance program to insure that the roof of the building is kept in good repair, free of debris, in a watertight condition, and all roof drains shall be kept fully open at all times to allow for maximum water drainage. Subject to Paragraph 4.2, Tenant shall promptly replace any portion of the Premises or system or equipment in the Premises which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Lease Term or any Extended Term. Tenant shall maintain the Premises in an orderly, first-class and fully operative condition. Landlord shall maintain the exterior landscaping for the Premises in accordance with Landlord's then-prevailing landscape maintenance standards, and the cost of such landscape maintenance work shall be paid by Tenant to Landlord as additional rent. Such payments shall be made by Tenant within ten (10) days following Tenant's receipt of an invoice from Landlord. Landlord shall have no obligation to repair or maintain the improvements or any areas adjacent thereto. Tenant waives the provisions of any law permitting Tenant to make repairs at Landlord's expense.

  9.2 Subject to Paragraph 4.2, all of Tenant's obligations to maintain and repair the Premises shall be accomplished at Tenant's sole expense. If Tenant fails to maintain and repair the Premises, Landlord may, at its election, notify Tenant of Tenant's obligation to undertake such repair and maintenance work. If Tenant fails to commence such work within thirty (30) days of receipt of such notice Landlord may enter the Premises and perform any such work on behalf of Tenant. Notwithstanding the foregoing, no notice to Tenant shall be required in case of emergency, and in the event of an emergency Landlord may enter the Premises and perform such repair and maintenance on behalf of Tenant. In any such case, Tenant shall reimburse Landlord for all costs so incurred immediately upon demand, together with interest thereon at the "Lease Interest Rate" (as defined in Paragraph 26.26, below). Landlord's right to perform maintenance and repair work pursuant to this Paragraph 9.2 shall not be deemed to create any obligation on the part of Landlord to do so, and shall not in any way limit Landlord's remedies under this Lease. Any design or construction work undertaken by or at the direction of Tenant which affects the Premises or any improvements located on the Premises (including, without limitation, any repair work, maintenance work, tenant improvement work or restoration work) shall be performed by duly qualified and properly licensed and insured design professionals or contractors (as the case may be) reasonably satisfactory to Landlord. Tenant shall submit the names of any such design professionals and contractors to Landlord prior to the commencement of any construction work on the Premises. If Landlord, acting reasonably and in good faith, disapproves of any design professional or contractor selected by Tenant, Tenant shall select a new design professional or contractor reasonably satisfactory to Landlord.

  9.3 Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received: (a) except for ordinary wear and tear and fire, casualty and condemnation losses which Tenant is not otherwise obligated to remedy under any provision of this Lease; (b) except for repair and maintenance items which are specifically identified as the obligation of Landlord pursuant to Paragraph 9.1, above; and (c) except as otherwise specifically provided herein. Tenant shall also be responsible for restoring to Landlord's standard building specifications (as described in Schedule C-1 of the Work Letter Agreement), any alterations made or requested by Tenant which cause the Building to deviate from such standard building specifications, including, without limitation, restoring the twenty-three (23) truck loading positions constructed at a 38 inch dock height to Landlord's standard 48 inch dock height and Landlord's standard engineered slope, removing additional floor drains requested by Tenant, restoring any sawcut or trenched portions of the floor slab, restoring floor areas in refrigerated areas and freezer locations, restoring screening wall, gate and associated landscaping to Landlord's original design. Any damage to, or deterioration of, the Premises shall be deemed not to be ordinary wear and tear if the same could have been prevented by good maintenance practices. Upon the expiration or sooner termination of this Lease, Landlord may require Tenant to remove any alterations, additions or improvements made to the Premises by or at the direction of Tenant (whether or not made with Landlord's consent) and to restore the Premises to its original Landlord specification condition, or Landlord may perform such removals and restorations itself, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove (or for which Tenant had the election to remove and elected not to remove), shall become Landlord's property and shall be surrendered to Landlord upon the expiration or sooner termination of the Lease. If Tenant so desires, Tenant may, prior to making any additions, alterations, changes or improvements to the Premises (regardless of whether Landlord's consent to such additions, alterations, change or improvements is required), request Landlord to notify Tenant as to whether Landlord will require the removal of such items and restoration of the Premises to the condition which existed prior to the performance of any such additions, alterations, changes or
improvements.   Any such items for which Landlord so notifies Tenant, writing, that Landlord will not require to be removed are referred to herein as "Exempt Alterations." If Landlord has initially indicated to Tenant that Landlord will require removal of an alteration, addition or improvement, but Landlord subsequently determines that it will not require removal and so advises Tenant, then Tenant shall not (unless it has already done so) remove such alteration, addition or improvement. Except for building service equipment (as defined below), Tenant may remove any of Tenant's machinery or equipment so long as Tenant repairs any damage resulting from the installation or removal of such machinery or equipment to Landlord's satisfaction. If Tenant fails to complete its removal and restoration obligations as provided herein as of the expiration or sooner termination of this Lease, Tenant shall pay holdover rent (as provided in Paragraph 25.1, below) and items designated in this Lease as additional rent until such removal and restoration obligations have been completed. If, whether in violation of this Lease or pursuant to Landlord's permission (which may be granted or withheld in Landlord's sole and absolute discretion), Tenant installs any "Underground Storage Tanks" (as defined herein) on the Premises, Tenant shall, at its sole cost and expense, remove any such Underground Storage Tanks immediately upon the request of Landlord, the expiration or sooner termination of this Lease, or the order of any governmental authority, whichever occurs first. Notwithstanding any provisions of this Lease to the contrary, such Underground Storage Tanks shall at all times be and remain the property of Tenant. As used herein, the term "Underground Storage Tank" means any one or combination of tanks, including all pipes, sumps, valves and other equipment connected thereto, which are used for the storage of petroleum products, hydrocarbon substances or fractions thereof, or other Hazardous Materials, and which are located wholly or partially beneath the surface of the ground.

  9.4 Tenant shall not, without the prior written approval of Landlord, make any additions, alterations, changes or improvements to the Premises or any portion thereof which (i) affect any structural component of the Building; (ii) affect the roof of Building; (iii) affect the exterior appearance of the Premises; or (iv) adversely affect the function or capacity of any plumbing, electrical, HVAC, or life safety systems serving the Premises; (v) change the number or location of any loading doors or man doors located on any exterior wall of the Building; or (vi) cost in excess of Fifteen Thousand Dollars ($15,000) for any group of improvements being undertaken at one time or undertaken as part of a related group of improvements. The items enumerated in items (i) through (v), above, are referred to herein as the "Critical Components". Any request for approval of any such additions, alterations, changes or improvements for which Landlord's consent is required shall be presented to Landlord in writing, accompanied by detailed drawings and specifications. If Landlord's consent is required for an addition, alteration, change or improvement to the Premises or any portion thereof and Landlord does not notify Tenant in writing of Landlord's approval or disapproval within thirty
(30) days following Landlord's receipt of Tenant's request for approval (which request shall be accompanied by detailed drawings and specifications as provided herein), then Landlord shall be deemed to have approved the proposed addition, alteration, change or improvement. Tenant shall not be required to obtain Landlord's prior consent for any cosmetic alterations to the interior of the Premises (e.g., wall coverings, floor coverings, and interior painting) with a cost of less than Fifteen Thousand Dollars ($15,000), but Tenant shall provide Landlord with at least ten (10) days prior written notice of any such alterations in order to provide Landlord with an opportunity to post and record appropriate notices of non-responsibility. All approved additions, alterations, changes and improvements shall be made in workmanlike manner, in full compliance with all laws and ordinances applicable thereto. All such additions, alterations, changes and improvements shall become a part of the Premises, and become the property of Landlord when installed; and, unless Landlord shall require removal thereof as required pursuant to Paragraph 16.2, all such improvements, including all "building service equipment" improvements shall remain in and be surrendered as a part of the Premises upon the expiration or sooner termination of this Lease. If requested by Landlord with respect to any alterations affecting Critical Components, Tenant shall furnish Landlord with a set of "as built" drawings which accurately set forth the nature and extent of improvements made by Tenant to the Premises. Tenant and any assignee or sublessee of Tenant shall obtain Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed) before any signs are installed on the Premises. Such signs shall remain the property of Tenant or any assignee or sublessee who installs the same and they shall be removed from the Premises at the expiration or sooner termination of the Lease Term. Any damage arising out of or resulting from the installation, placement or removal of such signs (other than discoloration of the Building exterior under such signs) shall be repaired by Tenant at Tenant's sole cost and expense. The term "building service equipment" shall include, heaters, air conditioners, solar panels, power panels, transformers, light fixtures, sprinklers, suspended ceilings, plumbing fixtures, walls, cabinets, shelving affixed to walls in office areas, doors, floor coverings, fixtures, (other than Tenant's trade fixtures), fencing, paging systems, emission or pollution control facilities, security and alarm system wiring, dock levelers, and utility services such as gas, electricity, water, steam, telephone, sewer and other similar services used in connection with the foregoing items. Building service equipment shall also include any related power installations, plumbing installations, pollution control installations, sprinkler installations, energy conservation installations, and security installations, including wiring, conduits, ducts, lines, pipes and meters for the transportation, distribution, measuring and/or disposal thereof. Building service equipment shall also include installations affixed to the Building which serve machinery and equipment, including, without limitation, air lines, conveyors, crane ways, dust collectors, paint booths, buss ducting, power panels and related power installations. "Building service equipment" shall not include any conveyor systems, Refrigeration Equipment, Communications Equipment, racking systems and dock seals installed by Tenant and paid for with Tenant's funds.

  9.5 Tenant shall have the right, without Landlord's prior approval, to install within the Premises Tenant's equipment, trade fixtures, furniture and furnishings (hereinafter collectively called "Tenant's Equipment"). Tenant shall have the right to remove any Tenant's Equipment installed by Tenant and paid for with Tenant's funds so long as Tenant repairs any damage to the Premises resulting from the installation or removal of such Tenant's Equipment. Under no circumstances, however, shall Underground Storage Tanks be installed on the Premises. Tenant shall notify Landlord in writing and Tenant shall obtain Landlord's prior written approval before the installation of heavy (greater than 1000 psi) equipment, or heavy trade fixtures in the Premises, and prior to placing any load on the roof or attaching any load to the walls or the underside of the roof of any building. Tenant shall not install any of Tenant's

Equipment in such manner to weaken the structural strength of the improvements on the Premises, interfere with, or make inoperable any portion of the Premises or the building service equipment. If Tenant makes any addition, alteration, change, or improvement to the Premises described in Paragraph 9.4 without Landlord's consent, or if Tenant installs any of Tenant's Equipment in violation of this Paragraph 9.5, then Tenant shall, upon receipt of written notice from Landlord, promptly remove, replace, or otherwise correct such installations in such manner as Landlord shall reasonably require and direct, and Tenant shall reimburse Landlord, on demand and as additional rent, for all architect's, engineer's and legal fees incurred by Landlord in connection with such installations. If Tenant or any person with whom Tenant is engaged in business causes any damage to the Premises or the improvements, structural or otherwise, Tenant assumes all risk of such damage to any improvements and Tenant shall, upon demand, promptly repair all such damage to the reasonable satisfaction of Landlord. Tenant shall promptly repair any damage to the Premises arising from the installation, use, and removal of Tenant's Equipment; and Tenant shall restore the Premises to a clean and orderly condition and appearance, state of repair and operating order with all remaining improvements thereon in a good, safe, fully operable condition and in full compliance with all federal, state and local laws, rules, regulations and ordinances. If Tenant fails to perform any act or obligation required of Tenant under this Paragraph 9.5, Landlord shall have the right, but not the obligation, after ten (10) days' written notice to Tenant specifying the action required by Tenant, to enter upon the Premises and perform such act or obligation. In that event, Tenant agrees to pay Landlord, as additional rent within ten (10) days of receipt of Landlord's invoice, for all costs incurred by Landlord in performing Tenant's act or obligation, plus an overhead allowance of fifteen percent (15%) of such cost.

          9.6 Landlord shall not be obligated to maintain or to make any repairs, replacements, or renewals of any kind, nature or description whatsoever to the Premises or any buildings or improvements thereon, except as specifically provided in Paragraphs 9.1, 12.1, 13.3 and Exhibit A of this Lease.

          9.7 Tenant shall comply with and abide by all federal, state, county, municipal and other governmental statutes, ordinances, laws, and regulations affecting the Premises, the improvements thereon, the business to be conducted therein and thereon by Tenant, or any activity or condition on or in the Premises. Without limiting the generality of the foregoing, Tenant shall comply with all environmental laws and laws relating to "Hazardous Materials" (as defined herein) affecting the Premises, the improvements therein, the business conducted thereon by Tenant, or any activity or condition on or in the Premises. However, Tenant shall not be responsible for any costs or expenses for the removal or remediation of any Hazardous Materials which were located on the Premises prior to the Commencement Date or which migrate onto the Premises from an offsite source which is not caused or contributed to by Tenant ("Pre-existing Condition") and Landlord shall indemnify and hold Tenant harmless from any costs or expenses for the removal or remediation of any Pre-existing Condition. Landlord has advised Tenant that the Premises is located in an area which was previously used for oil and gas exploration and production. Any oil wells which were located on the Premises have been abandoned in accordance with procedures approved by the California Department of Conservation, Division of Oil and Gas. Although detectable quantities of methane have been found in the subsurface of the Land, methane has not been detected at the surface of the Land. The Building has been designed and is being constructed to incorporate a passive methane gas venting system in compliance with County of Los Angeles requirements. Tenant shall not be responsible for any costs or liabilities relating to the control, mitigation or remediation of methane gas or any other Pre-existing Condition, and the presence of any methane gas on the Premises shall be treated as a Pre-existing Condition. Any and all Hazardous Materials and their containers which are brought upon the Premises by, at the direction of, or with the consent or approval of Tenant shall, at all times, remain the property of Tenant. Tenant warrants that Tenant's business and all activities to be performed by Tenant in, on or about the Premises shall comply with such statutes, ordinances, laws and regulations; and Tenant agrees to change any such activity or install necessary equipment, safety devices, pollution control systems, or other installations at any time during the Lease Term to so comply therewith. Tenant agrees not to commit or permit waste upon the Premises.

          9.8 Tenant shall not cause or permit any "Hazardous Material" (as hereinafter defined) to be brought upon, kept, used, stored, discharged or released (collectively "used") in or about the Premises during the Lease Term, without the prior written consent of Landlord. Notwithstanding the foregoing, so long as Tenant complies with all applicable legal and regulatory requirements relating to the use, storage, handling and disposal of Hazardous Materials, Tenant shall be permitted to use and store on the Premises: (i) reasonable quantities of customary janitorial supplies reasonably necessary to clean and maintain the Premises; and (ii) packaged products intended for resale to consumers (e.g., hairspray, household cleaners, automotive products, antifreeze, transmission fluid and similar automotive products). If Tenant breaches the prohibitions stated above, or if any Hazardous Material used on the Premises during the Lease Term results in contamination of the Premises or any adjacent property, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises and/or adjacent property, damages for the loss or restriction on use of the Premises and/or adjacent property, damages arising from any adverse impact on marketing of the Premises and/or adjacent property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term or any Extended Term as a result of Hazardous Material so used. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises and/or adjacent property. Without limiting the foregoing, if any Hazardous Material is used on the Premises during the Lease Term and results in any contamina-tion of the Premises and/or adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises and/or adjacent property to the condition existing prior to the use of any such Hazardous Material on the Premises and/or adjacent property; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or adjacent property. As used herein, the term "Hazardous Material" means any petroleum products or other hydrocarbon substances (and fractions thereof) and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. Upon expiration or earlier termination of this Lease, Tenant shall duly execute and deliver to Landlord a certificate (the "Hazardous Material Certificate") in the form of Exhibit F attached hereto. If, at any time during the Lease Term or upon the termination or earlier expiration of the Lease, Landlord reasonably believes that the Premises or any adjacent property has been contaminated as a result of Hazardous Materials which were used on or about the Premises during the Lease Term, Landlord may conduct an environmental audit to evaluate the presence of any Hazardous Materials on the Premises. If such an audit identifies any Hazardous Material contamination which is the responsibility of Tenant under this Lease, then in addition to any other obligations and liabilities of Tenant to Landlord under this Lease, Tenant shall reimburse Landlord for the cost of such environmental audit. Nothing contained herein shall be deemed or construed to limit the liability of Tenant to Landlord hereunder for the breach of any covenant of Tenant under this Paragraph 9.8. The provisions of this Paragraph 9.8 shall survive the expiration or earlier termination of this Lease and Tenant's surrender of the Premises to Landlord.

          9.9 On or before the fifteenth (15th) day of each calendar year during the Lease Term (the "Disclosure Dates"), Tenant shall disclose to Landlord in writing the common and chemical names and the quantities of all Hazardous Materials which were stored, used or disposed of on the Premises during the preceding calendar year. Tenant shall immediately notify Landlord of Tenant's receipt of any notice, citation or other communication received by Tenant relating to the presence, storage, use or release of any Hazardous Materials in, on or about the Premises. With respect to the notice required by this Paragraph 9.9, Tenant shall not be obligated to include in such notice any customary janitorial supplies reasonably necessary to clean and maintain the Premises; or (ii) packaged products intended for resale to consumers (e.g., hairspray, household cleaners, automotive products, antifreeze, transmission fluid and similar automotive products), so long as such materials have not been spilled or accidentally released on the Premises, provided, however, that on each Disclosure Date Tenant shall provided to Landlord a list of all packaged products brought upon and stored at the Premises during the preceding calendar year.

          9.10 Landlord shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the requirements of this Lease. If Tenant is not in compliance with the requirements of the provisions of this Lease relating to Hazardous Materials, Landlord shall have the right, but not the obligation, to immediately enter upon the Premises to remedy any condition caused by Tenant's failure to comply with the requirements of this Lease. Landlord shall use reasonable efforts to minimize interference with Tenant's business as a result of any such entry by Landlord but shall not be liable for any interference caused thereby.

          9.11 Any failure of Tenant to comply with the provisions of Paragraphs 9.7, 9.8 and 9.9 of this Lease shall be a material default under this Lease, enabling Landlord to exercise any of the remedies set forth in this Lease.


                                   ARTICLE X
                                   ---------
                      Inspection of Premises by Landlord
                      ----------------------------------

          10.1 Tenant agrees that Landlord and the authorized representatives of Landlord shall have the right to enter the Premises at all reasonable times during usual business hours, after 24 hours notice, or at any time in the case of an emergency, for the purpose of (a) inspecting same; and (b) making such repairs or reconstruction to the Premises required by or permitted to be made by Landlord, and (c) performing any work therein that may be necessary by reason of Tenant's default under the provisions of this Lease. Landlord shall use reasonable efforts to minimize disruption to Tenant's business and shall be accompanied by a representative of Tenant. Nothing herein shall imply any duty of Landlord to do any work which, under the provisions of this Lease, Tenant is required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work on the Premises, keep and store upon the parking area of or within the Premises, all necessary materials, tools and equipment. Landlord shall not in any event be liable for any inconvenience, annoyance, disturbance, loss of business, or other damage sustained by Tenant while making such repairs or the performance of any such work on the Premises, or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof. In the event Landlord makes any repairs or maintenance which Tenant has failed to do or perform, the cost thereof plus an overhead allowance of fifteen percent (15%) of such cost shall constitute additional rent and shall be paid to Landlord within ten (10) days of receipt of Landlord's invoice.

          10.2 Landlord is hereby given the right during usual business hours to enter the Premises and to exhibit the same for purposes of sale or mortgage, and during the last six (6) months of the Lease Term to exhibit the same to any prospective tenant.


                                  ARTICLE XI
                                  ----------
                               Mechanics' Liens
                               ----------------

          11.1 Tenant covenants and agrees to keep all of the Premises and every part thereof and all buildings and other improvements thereon free and clear of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed, materials, appliances, transportation or power contributed, used or furnished or to be used in or about the Premises for or in connection with any operations of Tenant, any alterations, improvements, repairs or additions, which Tenant may make or permit or cause to be made, or any work or construction by, for or permitted by Tenant on or about the Premises; and at all times Tenant shall promptly and fully pay and discharge any and all claims upon which any such lien may or could be based; and Tenant shall save and hold Landlord and all of the Premises free and harmless of and from any and all such liens and claims of liens and suits or other proceedings pertaining thereto. Tenant, or any subtenant, assignee or other occupant of the Premises covenants and agrees to give Landlord written notice not less than ten (10) days in advance of the commencement of any construction, alteration, addition, improvements or repair to the Premises in order that Landlord may post an appropriate notice of Landlord's non-responsibility.

          11.2 No mechanics' or materialmen's liens or mortgages, deeds of trust, or other liens of any character whatsoever created or suffered by Tenant shall in any way or to any extent affect the interest or rights of Landlord in any buildings or other improvements on the Premises, or attach to or affect Landlord's title to or rights in the Premises.

          11.3 Tenant shall have the right to contest any mechanic's lien or other lien claim filed against the Premises provided that Tenant gives Landlord written notice of such contest, Tenant diligently prosecutes such contest, at all times effectually stays or prevents any official or judicial sale of the Premises under execution or otherwise, and pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien and thereafter procures record satisfaction or release thereof. If requested in writing by Landlord, Tenant shall furnish to Landlord a surety bond issued by a surety company acceptable to Landlord in an amount not less than one and one-half times the amount of any such mechanic's lien or other lien claim filed against the Premises.


                                  ARTICLE XII
                                  -----------
                       Damage or Destruction of Premises
                       ---------------------------------

          12.1 In the event the buildings or other structures on the Premises are damaged or destroyed, then so long as the cost of repairing such damage or destruction is fully covered by insurance policies carried by the Landlord (except for deductible amounts, which shall be paid by Tenant), Landlord shall promptly repair and restore the improvements then owned by Landlord (but not any of Tenant's trade fixtures, furnishings or equipment) to their condition existing prior to said damage or destruction, and this Lease shall continue in full force and effect. Any damage or destruction of the type described above is referred to herein as an "Insured Loss." The proceeds of insurance maintained pursuant to Paragraph 8.1 shall be used to pay the cost and expense of repairing and rebuilding the Premises.

          12.2 In the event the Building is damaged or destroyed, and the cost of repairing such damage or destruction is not fully covered by insurance policies carried by Landlord (an "Uninsured Loss"), then so long as the portion of the cost of repairing such damage or destruction which is not covered by the insurance policies carried by Landlord does not exceed Five Hundred Thousand Dollars ($500,000) (the "Cap Amount"), then Landlord shall promptly repair such damage or destruction to the Building and Landlord and Tenant shall each contribute one-half of the portion of the cost of repairing such damage or destruction which is not covered by the insurance policies carried by Landlord (up to a maximum contribution amount of Two Hundred Fifty Thousand Dollars ($250,000) each for Landlord and Tenant). Landlord shall repair and restore the improvements then owned by Landlord (but not any of Tenant's trade fixtures, furnishings or equipment) to their condition existing prior to said damage or destruction, and this Lease shall continue in full force and effect. In the event of an Uninsured Loss in which the portion of the cost of repairing such damage or destruction which is not covered by insurance policies carried by Landlord exceeds the Cap Amount, Landlord and Tenant shall each have the right to terminate this Lease upon thirty (30) days written notice to the other. However, if a party has elected to terminate this Lease pursuant to this Paragraph 12.2, the other party may prevent termination of the Lease pursuant to this Paragraph 12.2 by paying (in addition to the non-terminating party's share of the Cap Amount) the entire amount by which the cost of repairing such Uninsured Loss exceeds the Cap Amount.

          12.3 The Minimum Rent payable by Tenant pursuant to the provisions of Paragraph 4.1 shall abate, in the proportion that the part of the Premises rendered unusable to Tenant bears to the whole thereof, from the date of the damage or destruction through the time required by Landlord to repair and rebuild the Premises, but only to the extent to which Landlord receives reimbursement for such abatement pursuant to the rental value insurance maintained under Paragraph 8.1 of this Lease. Except for abatement of such Minimum Rent, if any, Tenant shall have no claim against Landlord by reason of any damage, destruction, repair or rebuilding of the Premises.

          12.4 Upon the occurrence of any damage or destruction to the Building, Landlord shall, within twenty (20) days following the date of occurrence of such damage or destruction, provide to Tenant a written notice of Landlord's reasonable and good faith estimate of the time required to complete the repair and restoration ("Landlord's Time Estimate"). If Landlord reasonably estimates that such repair and restoration will take more than two hundred seventy (270) days to complete (measured from the date of issuance of necessary building permits for the repair and restoration work) either Landlord or Tenant may elect to terminate this Lease (effective as of the date of such damage or destruction) upon written notice to the other, which notice shall be given, if at all, within ten (10) days following the date of Tenant's receipt of Landlord's Time Estimate. Landlord agrees that it shall use diligent efforts to obtain the necessary building permits at the earliest possible date. Once such notice has been delivered and the ten (10) day response period has expired, neither party shall have the right to terminate this Lease as a result of the occurrence of such damage or destruction, regardless of the actual time necessary to complete such repair and restoration work, but Landlord agrees that it shall use its reasonable best efforts to complete the restoration work in a timely manner.

          12.5 If the Premises are damaged or destroyed, either partially or totally, during the last year of the Lease Term, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage. However, if Tenant possesses an option to extend the Lease Term and the time within which Tenant may exercise such option has not expired, and if Tenant validly exercises such option within twenty (20) days after Tenant's receipt of the Damage Notice, then Landlord's election to terminate this Lease pursuant to this Paragraph 12.5 shall be void and of no effect. In such event, the repair and restoration of the Premises shall be governed by the other applicable provisions of this Article XII.

          12.6 Tenant waives the provisions of any statutes which relate to termination of leases when the Premises are destroyed; and Tenant agrees that such event shall be governed by the terms of this Lease and not by any such statute.


                                 ARTICLE XIII
                                 ------------
                                 Condemnation
                                 ------------

          13.1 If title to all or any portion of the Premises shall be taken by any public or quasi-public use or authority under any statute or by right of eminent domain, or by private purchase in lieu thereof, then the rights of the parties to share in the condemnation award or purchase price thereby resulting shall be governed by the provisions of this Article XIII.

          13.2 Should all or such portion of the Premises be taken in such a manner as to materially interfere with Tenant's use and occupancy thereof, then this Lease shall terminate as of the date that possession of said Premises or part thereof shall be taken. Landlord shall be entitled to (a) any amount paid for the taking of Landlord's fee interest in the Premises, (b) any severance damages included in the award, (c) any amount paid for the taking of the Premises except that paid for any improvements made to the Premises by Tenant which remain the property of Tenant, and (d) any amount which represents the present worth of rent payments to be made in the future under the provisions of this Lease; and none of Landlord's interests in the above shall be subject to any diminution or apportionment whatsoever. Tenant shall be entitled to compensation paid under condemnation for the taking of any improvements made to the Premises by Tenant which remain the property of Tenant.

          13.3 In the event of a partial taking of the Premises which does not materially interfere with Tenant's continued use and occupancy of the Premises and the parking and common areas serving the Premises, and there remains sufficient of the Premises for the continued use of Tenant, then this Lease shall terminate only as to the part so taken, as of the date that possession of such part of the Premises is taken, and the Minimum Rent herein provided for shall be reduced to reflect the same proportion as the fair market rental value of the Premises after the taking bears to the fair market rental value before the taking. In the event of a partial taking, Landlord agrees to replace or repair the building facility constituting a portion of the Premises to its condition as existed when the Lease Term commenced, and without regard to improvements made by Tenant, by reinstalling plumbing, electrical, wiring, walls and paving, if necessary, so that said building facility shall be completely operable and an integral whole, but at a cost to Landlord not to exceed the condemnation award received by Landlord. In the event of such partial taking, Landlord shall be entitled to receive all amounts described in the second sentence of Paragraph 13.2; and none of Landlord's interest in the above shall be subject to any diminution or apportionment whatsoever. Tenant shall be entitled to compensation paid under condemnation for the taking of any improvements made to the Premises by Tenant which remain the property of Tenant.

          13.4 Landlord and Tenant agree to execute all documents and assignments necessary to carry out this Article XIII in the event of condemnation or purchase in lieu thereof.


                                  ARTICLE XIV
                                  -----------
                         Use Of Premises - Assignments
                         -----------------------------

          14.1 Tenant shall have the right to use the Premises for home grocery distribution, warehousing, general distribution, general office purposes and similar uses so long as such similar uses are compatible with the uses of buildings of comparable quality owned by Landlord which are located in Dominguez Technology Center, so long as such uses (i) are in compliance with all applicable laws and regulations, including, without limitation, environmental laws and laws relating to Hazardous Materials; (ii) are permitted under the recorded covenants, conditions and restrictions affecting Dominguez Technology Center; and (iii) are consistent with the requirements of the Performance Standards. Landlord agrees that, from and after the date of this Lease, and continuing through the expiration or sooner termination of the Lease Term (including any validly exercised Extended Term) Landlord shall not enter into any agreements, covenants or restrictions affecting the Premises which would prevent Tenant from using the Premises as provided above. Tenant shall not use the Premises for on-site retail sale of property or for any other use not permitted pursuant to this Paragraph 14.1; provided, however, that to the extent legally necessary to enable Tenant to sell for off-site distribution alcoholic beverages as part of its retail home grocery distribution business, Tenant may operate an on-site store for the retail sale of alcoholic beverages, of a size and capacity not larger than the minimum reasonably necessary to qualify for the license needed for the sale for off-site delivery of alcoholic beverages as part of Tenant's home grocery retail sale and distribution business. Tenant agrees that it shall not have any displays, exterior signage, advertising or other promotional materials identifying or promoting such on-site store for the sale of alcoholic beverages. Tenant shall not conduct nor permit to be conducted any auction or auction sale at the Premises. Tenant's use of the Premises is subject to limitations imposed by the Performance Standards and the limitations contained in this Lease. Tenant covenants and agrees that it shall not permit any of its employees, agents, contractors, vendors or shippers to park trucks, automobiles, trailers or other vehicles on any of the public streets in the general vicinity of the Premises or elsewhere within Dominguez Technology Center. Any violation of this restriction shall constitute a default under this Lease.

          14.2 Tenant shall not assign, sublet or otherwise transfer this Lease, or Tenant's interest in and to the Premises, nor enter into any license or concession agreements with respect thereto, without first procuring the written consent of Landlord. Any such attempted or purported assignment, subletting, transfer, or license or concession agreement (collectively "Transfer") without Landlord's prior written consent shall be void and of no force and effect, and shall not confer any interest or estate in the purported transferee (the "Transferee") and shall, at Landlord's option, constitute an incurable default under this Lease. Tenant shall have no right to mortgage, hypothecate or otherwise encumber its leasehold estate in the Premises or its rights under this Lease, and Landlord and Tenant specifically agree that any such mortgage, hypothecation or encumbrance by Tenant is strictly and absolutely prohibited. If Tenant is a corporation, unincorporated association, trust or partnership, the sale, assignment, transfer or hypothecation of any stock or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) shall be deemed an assignment subject to the provisions of this Article XIV, but a public offering of Tenant's stock, or the sale of Tenant's stock on a recognized stock exchange shall not be deemed a "Transfer" requiring Landlord's consent. Landlord agrees that, in the event of a proposed Transfer to an "Affiliate" (as defined herein), Landlord will not withhold its consent to such Transfer so long as (i) such Affiliate's use of the Premises is in conformance with Paragraph 14.1; (ii) such Affiliate's use of the Premises will not result in any material increase in the potential risk to Landlord arising out of or relating to Hazardous Materials; and (iii) such Transfer will not cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code, or which could cause any other income received by Landlord to fail to qualify as income described in
Section 856(c)(2) of the Internal Revenue Code. As used herein, the term "Affiliate" shall mean (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (c) a purchaser of substantially all of Tenant's assets located in the Premises. The sale or transfer of Tenant's capital stock shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises unless such sale or transfer of stock or other ownership interest of Tenant which is made with the purpose or has the practical effect of circumventing the Transfer restrictions imposed under this Article XIV. The consent of Landlord required hereunder shall not be unreasonably withheld; however, a condition precedent to any consent to a Transfer shall be Tenant's agreement to pay to Landlord as rent any reasonable costs and expenses incurred by Landlord for review and consultation by Landlord's legal counsel, securing credit reports, administrative overhead and the like not to exceed $2,000.00 in connection with any one assignment or subletting. Notwithstanding the foregoing, Landlord and Tenant agree that, in determining whether to reasonably consent to a proposed transfer, Landlord may consider, among other things, any or all of the following factors:

               14.2.1 The reputation of the Transferee (including any principals, partners or shareholders of such assignee, subtenant to Transferee), including, without limitation, the Transferee's reputation for dishonesty, criminal conduct or unethical business practices;

               14.2.2 The financial capacity of the proposed Transferee to perform its obligations under the sublease or assignment in question;

               14.2.3    The credit history of the proposed Transferee;

               14.2.4 The intended use of the Premises by the proposed Transferee, and Landlord's assessment of the impact of such use upon the Premises and neighboring properties;

               14.2.5 Whether the proposed Transferee's use of the Premises will involve the generation, storage, use, treatment or disposal of any Hazardous Materials in any manner which would increase any potential risk or liability to Landlord arising out of or relating to Hazardous Materials over the level of risk associated with Tenant's original use of the Premises.

          14.3 Notwithstanding any permitted Transfer, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of rent and for compliance with all obligations under the terms, provisions and covenants of this Lease. All Transfer agreements shall expressly provide that, in the event of a default by Tenant under this Lease, the Transferee covenants and agrees with Landlord, contemporaneously with receipt of written notice from Landlord that Tenant is in default of this Lease, and for so long as such default continues, but not for a period of time in excess of the term of the Transfer, to accept Landlord as Landlord of Transferee, to attorn to Landlord as Landlord, to thereafter perform all duties and responsibilities under the Transfer agreement directly to Landlord for Landlord's sole benefit, and to cure any default of Tenant under this Lease. Upon the occurrence of any default by

Tenant, if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such subtenant all rents becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease. Any sale, assignment, transfer or hypothecation of Tenant's interest under this Lease, and any proposed subletting or occupancy of the Premises not in compliance with this Article XIV shall be void and shall, at the option of Landlord exercisable by notice to Tenant, terminate this Lease.

          14.4 Should Tenant desire to make a Transfer of the Premises, Tenant shall give not less than thirty (30) days' prior written notice thereof to Landlord setting forth the name of the proposed Transferee, the term, use, rental rate and other relevant particulars of the proposed Transfer, including, without limitation, evidence satisfactory to Landlord that the proposed Transferee will not use, store or dispose of any Hazardous Materials in or on the Premises, and that the proposed Transferee will immediately occupy and thereafter use the Premises for the entire term of the Lease or the sublease (as the case may be). Such notice shall be accompanied, in the case of a sublease, by a copy of the proposed sublease, and in the case of any Transfer, any documents or financial information Landlord may require in order to make a determination as to the suitability of the Transferee. If Landlord fails to respond to Tenant's request to Transfer the Premises within thirty (30) days following Landlord's receipt of Tenant's request and the information specified above, Landlord shall be deemed to have consented to such Transfer of the Premises.

          14.5 Landlord shall have the right to condition its consent to any subletting or assignment upon payment by Tenant to Landlord of fifty percent (50%) of all "Transfer Consideration" (as defined herein) received or to be received, directly or indirectly, by Tenant on account of such subletting or assignment. For the mutual benefit of Landlord and Tenant, Tenant shall use reasonable and good faith efforts to secure Transfer Consideration from any such assignee, sublessee or transferee which would be generally equivalent to then-current market rent, but in no event shall Tenant's monetary obligations to Landlord, as set forth in this Lease, be reduced. Such Transfer Consideration shall be paid to Landlord at the same time or times as the same is paid to or used by Tenant. "Transfer Consideration" shall (i) in the case of a sublease of all or substantially all of the Premises, the net amount (after deducting the actual and reasonable amounts incurred by Tenant for attorneys' fees, brokerage commissions, necessary tenant improvements and other third party costs necessary to facilitate the sublease transaction) of any consideration paid or given, directly or indirectly, by the sublessee to Tenant pursuant to the sublease for the use of the Premises, or any portion thereof, over and above the rent, however denominated, in this Lease, payable by Tenant to Landlord for the use of the Premises (or portion thereof), prorating as appropriate the amount payable by Tenant to Landlord under this Lease if less than all of the Premises is sublet, and (ii) in the case of a sublease of less than all of substantially all of the Premises, or in the case of an assignment of this Lease, the gross amount of any consideration paid or given, directly or indirectly, by the assignee to Tenant in exchange for entering into the assignment. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not (i) sublet or assign the Premises or this Lease on any basis such that the rent or other amounts to be paid by the sublessee or assignee thereunder would be based, in the whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; or (ii) sublet or assign the Premises or this Lease in any other manner which would cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of
Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code.

          14.6 If this Lease is assigned to any person or entity pursuant to the provisions of the "Revised Bankruptcy Act" (Title 11 of the United States Code; 11 U.S.C. (S)101 et seq.), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Revised Bankruptcy Act. Any and all monies or other considerations constituting Landlord's property under this Article XIV not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Revised Bankruptcy Act shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

          14.7 Landlord shall have the right to sell, transfer, delegate or assign any of its rights or obligations under this Lease.


                                  ARTICLE XV
                                  ----------
                               Event of Default
                               ----------------

          15.1  Tenant shall be in default under this Lease if:

                15.1.1 Tenant shall fail to make any payment of Minimum Rent, any additional rent payable hereunder, or any other monetary obligation required of Tenant under this Lease (including, without limitation, restoration of any security deposit as required under this Lease) and such failure shall continue for five (5) days after Tenant's receipt of written notice from Landlord that said rent or monetary obligation is due and payable as provided in this Lease (which notice shall be in lieu of, and not in addition to any notice required pursuant to California Code of Civil Procedure Sections 1161 or 1161(a), as amended); or

                15.1.2 Tenant shall neglect or fail to perform or observe any of the covenants herein contained on Tenant's part to be performed or observed, and Tenant shall fail to remedy the same within thirty (30) days after Landlord shall have given to Tenant written notice specifying such neglect or failure (provided, however, that if the performance or observance of any such covenant reasonably requires more than thirty (30) days to perform, Tenant shall not be in default under this Lease as a result of its failure to perform or observe any such covenant within such thirty (30) day period, so long as Tenant has commenced the actions necessary to perform or observe such covenant within such thirty (30) day period, and is diligently pursuing such cure to completion); or

                15.1.3 Tenant shall abandon the Premises and such abandonment shall continue for a period of fourteen (14) consecutive days during which Minimum Rent for the Premises has remained unpaid; or

                15.1.4 Tenant repeatedly fails to comply with the restrictions contained in Paragraph 14.1 of this Lease prohibiting on-street parking; or

                15.1.5 Tenant is the subject of an involuntary bankruptcy petition, the appointment of a receiver, the attachment of any interest in this Lease or of Tenant's other assets or the exercise by any third party of any other remedy with respect to Tenant, Tenant's interest in the Lease or Tenant's other assets, and the petition, receiver, attachment or other remedy is not discharged within sixty (60) days.

          15.2 In the event of any default by Tenant, and without any further notice or demand, Landlord shall have the right at Landlord's election, then or at any time thereafter, to:

                15.2.1 Terminate this Lease, which shall terminate Tenant's right to the use, occupancy and possession of the Premises, and Tenant shall immediately surrender possession of the Premises to Landlord; or

                15.2.2 Re-enter and take possession of the Premises or any part thereof as provided by law, in which event this Lease shall terminate effective when Landlord takes possession; or

                15.2.3 Continue this Lease in effect and enforce any or all rights and remedies of Landlord under this Lease, including the right to recover Minimum Rent, additional rent and charges equivalent to rent (sometimes collectively referred to herein as "rent") as they become due under this Lease, for so long as Landlord does not terminate Tenant's right to possession of the Premises; or

                15.2.4  Seek any legal or equitable relief permitted by law.

          15.3  If Landlord terminates this Lease as provided in subparagraphs
15.2.1 or 15.2.2 hereof, Landlord shall have the right to recover from Tenant:

                15.3.1 The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease; and

                15.3.2 The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

                15.3.3 The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

                15.3.4 Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's breach or which in the ordinary course of things would be likely to result therefrom; such as, the cost of recovering possession of the Premises, expenses of reletting including attorney's fees and any real estate commissions paid or payable, necessary repair, restoration, renovation, or alteration of the Premises, and care and safekeeping of the Premises.

"The worth, at the time of the award," as used in subparagraphs 15.3.1 and
15.3.2 of this paragraph, is to be computed by allowing interest at the Lease Interest Rate in effect when each installment of rent referred to in said subparagraphs became payable. "The worth, at the time of the award," as referred to in subparagraph 15.3.3 of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          15.4 If Tenant shall breach this Lease and abandon the Premises, this Lease shall continue in full force and effect for so long as Landlord does not terminate Tenant's right to possession of the Premises, and Landlord may enforce all of its rights and remedies under this Lease, including but not limited to the right to recover rent and charges equivalent to rent as they become due under this Lease. For the purposes of this Paragraph 15.4 and Paragraph 15.2, the following acts by Landlord shall not constitute a termination of Tenant's right to possession of the Premises: (i) maintenance or preservation of the Premises, (ii) efforts to relet the Premises, or (iii) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease.

          15.5 In the event Landlord re-enters and takes possession of the Premises, Landlord may at Landlord's option require Tenant to remove from the Premises any of Tenant's property located therein. If Tenant fails to do so, Landlord shall not be responsible for the care or safekeeping thereof and may remove any of the same from the Premises and place the same in storage in a public warehouse at the cost, expense and risk of Tenant with authority to the warehouseman to sell the same in the event that Tenant shall fail to pay the costs of transportation and storage, all in accordance with the rules and regulations applicable to the operation of a public warehouseman's business. Any refusal by a public warehouseman to accept personal property located in the Premises upon such condition shall be conclusive evidence that the same is of no substantial value, and shall be an unconditional warrant to Landlord for disposing of the same in any manner Landlord may see fit, and without accountability for any alleged value thereof. In addition, Landlord may, at Landlord's election, dispose of said property pursuant to the provisions of Sections 1980 through 1991 of the California Civil Code. In any and all such cases of re-entry, Landlord may make any repairs in, to or upon the Premises which may be necessary, desirable or convenient, and Tenant hereby waives any and all claims for damages which may be caused or occasioned by such reentry or any of the aforesaid acts of Landlord or by reason of any loss or destruction or damage to any property in or about the Premises or any part thereof.

          15.6 Tenant further covenants and agrees that if Landlord fails or neglects for any reason to take advantage of any of the terms hereof provided for the termination of this Lease or for the termination or forfeiture of the estate hereby leased, or if Landlord, having the right to declare this Lease terminated or the estate hereby leased terminated or forfeited, shall fail so to do, any such failure or neglect of Landlord shall not be or be deemed or be construed to be a waiver of any provisions for the termination of this Lease continuing to exist or for the termination or forfeiture of the estate hereby leased subsequently arising, or as a waiver of any of the covenants, terms or conditions of this Lease or of the prompt performance thereof by Tenant. None of the covenants, terms or conditions of this Lease can be waived by conduct of the parties or by estoppel; any claim or waiver must be in writing and signed by the party entitled to the benefit thereof.


                                  ARTICLE XVI
                                  -----------
                             Surrender of Premises
                             ---------------------

          16.1 Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided for herein, forfeiture, or otherwise, Tenant shall immediately surrender possession of the Premises and all buildings and improvements on the same in a good, safe, fully operable condition, and in full compliance with all Federal, State and local laws, rules, regulations and ordinances (including, without limitation, any laws, rules, regulations and ordinances relating to Hazardous Materials) and in compliance with each applicable provision of this Lease, including without limitation the provisions of Article IX hereof. If possession is not immediately surrendered, Landlord may, with process of law, enter the Premises and repossess the same and expel Tenant or any subtenant or occupant therefrom. Landlord shall hold the Premises after any such re-entry free of any right, privilege or estate of Tenant and without any duty or obligation to Tenant in respect of any subsequent reletting or disposition of the Premises. If Tenant's business operations on the Premises or uses of the Premises involve any generation, storage, use, treatment or disposal of any Hazardous Material, Tenant shall be responsible for removing any such Hazardous Materials from the Premises and for decontaminating the Premises and any neighboring properties affected by such Hazardous Materials.

          16.2 Upon the termination of this Lease, Tenant shall have the right to remove, and if directed so to do by Landlord shall remove, from the Premises, all of Tenant's machinery, equipment (excluding building service equipment), trade fixtures, signs, furniture, furnishings, supplies and inventory then installed or in place in, on or about the Premises. Except as hereinafter expressly set forth, such removal shall be completed prior to the expiration or earlier termination of this Lease. Tenant shall make all repairs to the Premises required because of the installation or removal of such items and Tenant shall restore the Premises to the condition required pursuant to Article IX and other applicable provisions of this Lease. If this Lease shall terminate at any time other than the time herein fixed as the expiration of the Lease Term, and occurring not due to a default by Tenant, then Tenant, if not in default hereunder at the time, shall have a reasonable time thereafter to effect the removal of the foregoing items, not to exceed thirty (30) days. Tenant shall pay Minimum Rent and items designated in this Lease as additional rent to Landlord on a per diem basis during the time such removal is taking place.

          16.3 If any of Tenant's machinery, equipment, trade fixtures, signs, furniture, furnishings, supplies and inventory remain on the Premises after the end of the term hereof or time allowed to remove the same, such property shall be deemed abandoned by Tenant and it shall become the property of Landlord without any claim therein of Tenant should Landlord so elect.

          16.4 Upon termination of this Lease, Tenant shall surrender the Premises in a "broom-clean" condition, with all refuse and debris removed therefrom, and with all electrical, plumbing, heating and air conditioning installations in a good, safe and fully operable condition, and prior to such termination, Tenant shall fill or repair any holes or openings made by Tenant in the walls, roof or floor of the building, remove any protuberance, and perform any maintenance or repairs required of Tenant by this Lease. Nothing contained in this Paragraph 16.4 shall be deemed to limit Tenant's repair and maintenance obligations pursuant to Article IX of this Lease. If directed so to do by Landlord, Tenant shall also remove any improvements, additions or alterations made to the Premises by Tenant and thereafter restore the Premises to their original condition, even though such improvements by the terms of this Lease become a part of the Premises and the property of Landlord.

                                 ARTICLE XVII
                                 ------------
                          Delays - Extensions of Time
                          ---------------------------

          17.1 The time within which Landlord or Tenant is obligated herein to construct, repair or rebuild any building, improvement or other structure shall be extended and the performance excused when the delay is occasioned by the other party (such as failure to promptly give required approvals, or installation of machinery and equipment during construction which interferes with or delays the contractor); or by strikes, threats of strikes or lockouts; blackouts, war, threats of war, bombing, insurrection, riot or invasion; acts of God, calamities, civil commotions, violent action of the elements or fire; action, inaction or delayed action of any governmental agency; regulations or laws of any national, state or local governmental authority; unavailability of materials at reasonable prices, delays in delivery of materials by suppliers or weather conditions which impair or delay construction; or other matters or things, whether similar or dissimilar to the foregoing, beyond the reasonable control of the obligated party. Delayed action by a governmental agency shall be deemed to occur if a grading and foundation only permit is not issued within twenty-one (21) days after drawings and specifications for such permit are filed for plan check with the appropriate governmental agency, or if a building permit is not issued within forty-five (45) days after drawings, specifications, and engineering calculations for such permit are filed for plan check with such governmental agency.


                                 ARTICLE XVIII
                                 -------------
                                Attorneys' Fees
                                ---------------

          18.1 In the event that either Landlord or Tenant brings any action or proceeding against the other for possession of the Premises or for the recovery of any sum due hereunder, or because of the breach of any covenant, condition or provision hereof, or for any other relief against the other, declaratory or otherwise, including appeals therefrom, and whether being an action based upon a tort or contract, then the prevailing party to this Lease in any such proceeding shall be paid attorneys' fees and costs of such action or proceeding which shall be enforceable whether or not such action or proceeding, is prosecuted to final judgment, and including an allowance for attorneys' fees for appeals and rehearings. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any such lawsuit shall be entitled to its attorneys' fees incurred in any post-judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Lease into any judgment on this Lease. As used here, the term "attorneys' fees" means the full costs of legal services performed in connection with the matters involved, calculated on the basis of usual fees charged by an attorney performing those services, and not limited to "reasonable attorneys' fees" as defined in any statute or rule of the court.

                                  ARTICLE XIX
                                  -----------
                              Statement of Lease
                              ------------------

          19.1 Tenant shall, at any time and from time to time during the Lease Term (or any Extended Term) upon not less than fifteen (15) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a written certificate substantially in the form attached hereto as Exhibit E, certifying:
(i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) the dates to which Minimum Rent and other charges or additional rent have been paid in advance, if any; (iii) the Commencement Date and Termination Date of the Lease Term; (iv) whether Tenant has assigned, subleased or otherwise transferred the Premises, this Lease or any interest of Tenant therein; (v) the then-current amount of Minimum Rent and any Security Deposit paid by Tenant to Landlord under this Lease; (vi) the date upon which, and the amount or method by which, Minimum Rent, additional rent or other charges payable under this Lease will next be adjusted or increased (if at all);
(vii) that there are no options to extend the term of this Lease, or if any such options exist, describing any such options and stating the terms and conditions upon which any such options may be exercised; (viii) that there are no rights of first refusal to purchase the Premises or lease additional space contiguous to the Premises, or if any such rights of first refusal exist, stating the terms and conditions upon which the same may be exercised; (ix) that to the best knowledge of Tenant, there are not any uncured defaults on the part of Landlord under this Lease, and that Tenant has no right of offset, counterclaim or deduction against Minimum Rent or other payment obligations of Tenant under this Lease, or specifying such defaults if any are claimed together with the amount of any offset, counterclaim or deduction alleged by Tenant; and (x) that to the best of Tenant's knowledge, Landlord has fully performed each and all of its construction, repair and maintenance obligations required to be performed as of the date of such statement (if any), as required under this Lease, except as may be specifically set forth in said statement (if applicable), and that Tenant, subject to any such stated exception(s), accepts the Premises in their present condition.

          19.2 In addition to the certificate required pursuant to Paragraph 19.1, above, Landlord shall have the right to require Tenant to execute a statement or certificate in a form reasonably requested by an existing or potential purchaser, lender or other party which may acquire the Premises or hold a security interest in the Premises (or the real property or Building of which the Premises are a part), or any other certificate or form as may be reasonably requested by Landlord, which statement or certificate certifies the existence of factual matters (but does not change Tenant's rights or obligations under this Lease).

          19.3 Any such certificate or statement referred to in this Article XIX may be relied upon by any such existing or potential purchaser, lender, other secured party, and Tenant's failure or refusal to execute and deliver such statement within such time shall, at the option of Landlord, constitute a material default under this Lease, and in any event, shall be conclusive and binding upon Tenant that:
(a) this Lease is in full force and effect, without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counterclaim or deduction against Minimum Rent or other payment obligations under this Lease; and (c) no more than one (1) months' Minimum Rent or other payment obligations under this Lease has been paid in advance.

          19.4 If Landlord desires to finance, refinance, or sell all or any portion of the real property of which the Building or the Premises are a part, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements and other documents and instruments of Tenant as may be reasonably required by any such lender or purchaser. Such statements shall include the last three (3) years' financial statements of Tenant. All such financial statements and other information shall be received by Landlord and any such lender or purchaser in confidence (except for disclosures to auditors and regulatory authorities, and except for other disclosures required by law), and shall be used only for the purposes herein set forth.

          19.5 Tenant acknowledges and agrees that Tenant's obligation to provide such certificates or statements constitutes a material inducement to Landlord to execute this Lease, and Tenant shall provide Landlord with such certificates and statements within fifteen (15) days following Tenant's receipt of Landlord's written request therefor. Tenant shall be responsible for and shall indemnify and hold Landlord harmless from any and all liability, loss, cost, damage and expense, including, without limitation, attorneys' fees, which Landlord may incur in connection with Tenant's failure or delay in executing, acknowledging and delivering such certificates or statements, or which may be incurred as a result of Tenant's breach of any other covenant or agreement embodied in this Lease that results in the delay, impairment, loss or cancellation of any transaction, event or occurrence for which such certificates or statements are requested.


                                  ARTICLE XX
                                  ----------
                          Rights Reserved by Landlord
                          ---------------------------

          20.1 Landlord expressly reserves all rights in and with respect to the land hereby leased not inconsistent with Tenant's use of the Premises as provided in this Lease, including (without in any way limiting the generality of the foregoing) all rights to the subsurface of the land more than five (5) feet below ground level, except where building improvements extend more than five (5) feet below ground level; and all rights to the airspace more than ten (10) feet above the roof of any building; and the rights to enter upon the Premises for itself or to give easements to others for the purpose of installing, using, maintaining, renewing and replacing such overhead or underground water, oil, gas, sewer drainage, and other pipe lines, and telephone, electric, power, television and other lines, cables and conduits as Landlord may deem desirable in connection with the development or use of any other property in the neighborhood of the Premises, whether owned by Landlord or not, all of which pipelines, lines and conduits shall be buried to a sufficient depth or raised to a sufficient height so as not to interfere with the use or stability of the Premises. In exercising any such rights reserved to Landlord, Landlord shall not unreasonably interfere with Tenant's business operations and use of the Premises.


                                  ARTICLE XXI
                                  -----------
                          Covenant of Quiet Enjoyment
                          ---------------------------

          21.1 Landlord does hereby covenant, promise and agree to and with Tenant that Tenant, for so long as it is not in default hereof and is in compliance with all of the terms and conditions of this Lease, shall and may at all times peaceable and quietly have, hold, use, occupy and possess the Premises throughout the term of this Lease, subject to all of the terms and conditions of this Lease, without any molestation or eviction by Landlord or any persons claiming by or through Landlord.

                                 ARTICLE XXII
                                 ------------
                                  Recordation
                                  -----------

          22.1 Neither this Lease nor a short form of memorandum of this Lease shall be recorded in the office of any county recorder without Landlord's express written consent. In the event of any such recordation, Tenant shall be solely responsible for any documentary transfer taxes or other taxes relating to or arising out of any such recordation.


                                 ARTICLE XXIII
                                 -------------
                                 Subordination
                                 -------------

          23.1 This Lease and Tenant's rights hereunder are and will remain subject and subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part (the "Property"), and to all increases, renewals, modifications, consolidations, replacements, and extensions thereof (collectively referred to as the "Mortgage"). If the holder of a Mortgage becomes the owner of the Property by reason of foreclosure or acceptance of a deed in lieu of foreclosure, at such holder's election Tenant will be bound to such holder or its successor-in-interest under all terms and conditions of this Lease, and Tenant will be deemed to have attorned to and recognized such holder or successor as Landlord's successor-in-interest for the remainder of the Lease Term or any extension thereof. No indemnification obligation of Landlord under this Lease shall be assumed by or binding upon any such Mortgage holder. The foregoing is self-operative and no further instrument of subordination and/or attornment will be necessary unless required by Landlord or the holder of a Mortgage, in which case Tenant will, within ten (10) days after written request, execute and deliver without charge any documents reasonably required by Landlord or such holder in order to confirm the subordination and attornment set forth above. Should the holder of a Mortgage request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the Mortgage, then Tenant will, within ten (10) days after written request, execute and deliver without charge such agreement as may be reasonably required by such holder in order to effectuate and evidence such superiority of the Lease to the Mortgage. If Landlord has made an assignment of rents and leases to the Mortgage holder, Tenant agrees to be comply with any provisions of such assignment requiring the payment of rents to the Mortgage holder.

          23.2 If Tenant fails to execute and deliver any documents as and when required above, such failure will constitute a default under this Lease, entitling Landlord to the same rights and remedies as if such default were with respect to non-payment of Minimum Rent. With respect to each Mortgage that may encumber the Property at or after the commencement of the Lease Term, Landlord agrees that it shall obtain from the holder of the Mortgage a "non-disturbance agreement," in the usual form used by such holder, with such changes thereto as are reasonably satisfactory to Tenant and the holder of any such Mortgage. The term "non-disturbance agreement" as used herein means, in general, an agreement that as long as Tenant is not in default under this Lease, this Lease will not be terminated if such holder acquires title to the Property by reason of foreclosure proceedings or acceptance of a deed in lieu of foreclosure, provided that Tenant attorns to such holder in accordance with such holder's requirements. The non-disturbance agreement shall include substantially the following provisions:

               (i) Tenant shall expressly recognize and agree that the holder of any such Mortgage or any of their successors or assigns may sell the Premises in the manner provided for by law or in such Mortgage, but such sale shall be made subject to the tenancy created by this Lease;

               (ii) In the event of the enforcement by the holder of any such Mortgage of the remedies provided for by law or by such Mortgage, Tenant will, as a result of such enforcement, automatically become the tenant of any person succeeding to the interest of Landlord as the result of such enforcement (collectively, the "Successor") without change in the terms or provisions of this Lease and such Successor shall succeed to Landlord's interest in the Premises subject to the terms of this Lease;

               (iii) Upon request by Successor, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein in a form reasonably acceptable to Landlord, lender and Successor;

               (iv) So long as an Event of Default is not in existence, that Tenant's use, possession, tenancy, rights, and occupancy hereunder shall remain undisturbed and shall survive any action taken pursuant to the Mortgage to which this Lease is subordinated.

               (v) Each future mortgagee must and Landlord shall cause any future mortgagee to enter into a Nondisturbance Agreement on substantially the same terms set forth above, unless such terms are waived by Tenant.

                                 ARTICLE XXIV
                                 ------------
                               Security Deposit
                               ----------------

          24.1 As security for the faithful performance of the terms, covenants, conditions and provisions of this Lease, as well as to indemnify Landlord from any damages, costs, expenses, real estate brokerage commissions or attorneys' fees which Landlord may incur or suffer by reason of any default by Tenant, Tenant hereby agrees to deposit with Landlord, upon execution of this Lease, a security deposit in the amount of One Million Eight Hundred Thousand Dollars ($1,800,000) in the form of either: (a) a cash deposit; or, (b) an unconditional and irrevocable letter of credit in a form acceptable to Landlord issued by Bank of America NT&SA (or by another major bank reasonably acceptable to Landlord and confirmed by Bank of America NT&SA), which letter of credit shall be renewed annually, at least thirty (30) days prior to the expiry date thereof for additional one-year periods so that a valid letter of credit remains in effect until the expiration of the Lease Term. If such letter of credit has not been renewed at least thirty (30) days prior to the expiry date thereof, Landlord may immediately draw on such letter of credit and hold the cash proceeds thereof in lieu of such letter of credit. Any such cash deposit and any such letter of credit shall constitute the "security deposit" under this Lease. No interest shall be paid by Landlord to Tenant on the security deposit, and no trust relationship is created between Landlord and Tenant with respect to the security deposit. Landlord shall not be required to keep said deposit separate from its general accounts.

          24.2 In the event Tenant shall be in default hereof at any time prior to the end of the term hereof, then Landlord may apply all or any portion of the security deposit in payment of Landlord's costs, expenses, damages, real estate broker's commissions, and attorneys' fees in enforcing the terms, covenants, conditions and provisions hereof. Nothing herein contained shall be construed to mean that the recovery of damages by Landlord against Tenant shall be limited to the sum of the security deposit. In the event any portion or all of the security deposit is applied by Landlord in accordance with the foregoing, then Tenant shall immediately deposit with Landlord additional sums so that the security deposit in the hands of Landlord shall be at all times not less than the sum of the deposit herein provided for.

          24.3 Should the Lease Term and the occupancy of the Premises by Tenant fail to commence through no fault of Tenant, then Landlord shall return the security deposit and any prepaid rent then possessed by Landlord to Tenant within thirty (30) days after such event occurs. If this Lease should terminate for any reason other than the default of Tenant, Landlord shall return the security deposit to Tenant promptly after Landlord's inspection of the Premises and confirmation that the Premises are surrendered in the condition as required under the terms of this Lease.

                                  ARTICLE XXV
                                  -----------
                                 Holding Over
                                 ------------

          25.1 If Tenant remains in possession of the Premises after the expiration of the Lease Term or any extension or renewal hereof, such holding over shall not operate to extend or renew this Lease but shall be construed as a tenancy from month-to-month which may be terminated by Landlord upon three (3) days' prior written notice if Tenant is then in default of this Lease, or by either party upon at least thirty (30) days' prior written notice directed to the end of a calendar month. Such month-to-month tenancy by Tenant shall be subject to all the terms and provisions of this Lease, except that the Minimum Rent payable during the period of holding over shall be the greater of: (a) Minimum Rent set forth in Item 1.6 of the Basic Lease Provisions, plus a percentage of such rent equal to the percentage change in the CPI between the Commencement Date of this Lease and the period of holding over; or (b) one hundred fifty percent (150%) of the average monthly Minimum Rent payable by Tenant during the last twelve (12) months of the Lease Term or any extension or renewal thereof. Any options, rights, or privileges granted to Tenant, if any, to extend the Lease Term, to acquire the Premises, or re-lease the same, shall not be applicable during said period of holding over.

                                 ARTICLE XXVI
                                 ------------
                                    General
                                    -------

          26.1  Remedies Cumulative. The specific remedies to which Landlord
                -------------------
may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any provision of this Lease.

          26.2  Successors and Assigns.  The covenants and agreements herein
                ----------------------
contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns, subject to the provisions of this Lease.

          26.3  Payments and Interest. Except as otherwise specifically provided
                ---------------------
in this Lease, each covenant, agreement or stipulation by a party hereto shall be performed at such party's own cost and expense, and without cost or expense to the other party. Any monetary obligations due from Tenant to Landlord which are not paid when due shall bear interest from the due date until paid to Landlord at the Lease Interest Rate. Such interest shall be paid at the time of payment of the principal obligation as a condition of remedy of such principal obligation. Any check tendered by Tenant which is dishonored by the drawee bank shall not constitute payment of any obligation under this Lease. If any check tendered by Tenant is dishonored by the drawee bank, then the checks for all payment obligations of Tenant under this Lease for the next twelve months shall be in the form of cashiers' checks drawn on a major bank with offices located throughout the state of California.

          26.4  Late Charge.  Tenant acknowledges that late payment of Minimum
                -----------
Rent and items designated in this Lease as additional rent will cause Landlord to incur costs and suffer damages not contemplated by this Lease, the exact amount of which will be impracticable to ascertain. Such costs and damages include, but are not limited to, late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises; additional administrative duties of Landlord's personnel in determining delinquent rents and attempts to collect such rents by reasonable means other than litigation; additional accounting and budgetary duties of Landlord's personnel; possible adverse effects on Landlord's credit rating resulting from impairment of Landlord's cash flow; and attorneys' fees resulting from consultations with counsel. Accordingly, if any installment of Minimum Rent or items designated as additional rent are not received by Landlord within ten (10) days after the same are due, Tenant shall pay Landlord, as additional rent, a late charge equal to five percent (5%) of such overdue amount. Landlord and Tenant agree that such late charge represents a fair, equitable, and reasonable estimate of the costs and damages Landlord will incur because of Tenant's late payment.

          26.5  Late Payments and Impounds.  In the event that a late charge is
                --------------------------
payable pursuant to Paragraph 26.4, whether or not collected, for two (2) consecutive installments of rent, then (i) rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Paragraph
4.1 or any other provision of this Lease to the contrary; (ii) if requested by Landlord, Tenant shall furnish to Landlord Tenant's latest financial statements covering at least the past two fiscal years and any interim statements covering the current fiscal year; and (iii) Tenant shall pay to Landlord, if Landlord shall so request, in addition to any other payments required under this Lease, a quarterly advance installment payable at the same time as the quarterly rent, as estimated by Landlord, for real property taxes and insurance expenses on the

Premises which are payable by Tenant to Landlord under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Landlord by Tenant under the provisions of this Paragraph are insufficient to discharge the obligations of Tenant to pay such real property taxes and insurance premiums as the same become due, Tenant shall pay to Landlord, upon Landlord's demand, such additional sums necessary to pay such obligations. All monies paid to Landlord under this Paragraph may be intermingled with other monies of Landlord and shall not bear interest. In the event of a default in the obligations of Tenant to perform under this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Paragraph may, at the option of Landlord, be applied to the payment of any monetary default of Tenant in lieu of being applied to the payment of real property tax and insurance premiums. All advance payments provided for in this Paragraph shall be deemed rent under this Lease.

          26.6  Notices.  Any notice or demand required or permitted by law or
                -------
by any of the provisions of this Lease shall be in writing. All notices or demands by either party shall be deemed to have been properly given upon delivery when served personally; two (2) business days after being deposited with the U.S. Postal Service when sent by registered or certified mail, postage prepaid; or by noon on the business day following the day of deposit with an overnight express carrier when sent by overnight express service, such as Federal Express. Notices from Landlord to Tenant shall be given to Tenant at the address set forth in Item 1.12 of the Basic Lease Provisions. Notices or demands to Landlord shall be given to Landlord at 22010 Wilmington Avenue, Suite 400, Carson, California 90745. Either party hereto may change the place to which notices are to be given by advising the other party in writing.

          26.7  Captions.  The headings or captions of Articles in this Lease
                --------
are for convenience and reference only, and they in no way define, limit or describe the scope or intent of this Lease or the provisions of such Articles.

          26.8  Pronouns and Singular/Plural. Feminine or neuter pronouns shall
                ----------------------------
be substituted for those masculine form or vice versa, and the plural shall be substituted for the singular number of vice versa, in the place or places herein where the context may require such substitution or substitutions.

          26.9  Time of Essence.  Time is hereby declared to be of the essence
                ---------------
of this Lease and of each and every covenant, term, condition or provision hereof.

          26.10 Reasonable Consent.  Except as otherwise specifically provided
                ------------------
in this Lease, whenever the Lease requires an approval, consent, designation, determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

          26.11 Fair Meaning. The language in all parts of this Lease shall be
                ------------
in all cases construed as a whole according to its fair meaning, and not strictly for nor against either Landlord or Tenant.

          26.12 Entire Agreement.  This Lease contains all of the agreements of
                ----------------
the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

          26.13 No Accord and Satisfaction.  No payment by Tenant or receipt by
                --------------------------
Landlord of a lesser amount than that stipulated herein for Minimum Rent, additional rent or any other charge shall be deemed to be other than on account of the earliest stipulated Minimum Rent, additional rent or other charge then due, nor shall any endorsement or statement on a check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to rights to recover the balance of such Minimum Rent, additional rent, or other charges or pursue any other remedy in this Lease, at law or in equity.

          26.14 Choice of Law. This Lease shall be governed by and construed
                -------------
pursuant to the laws of the State of California.

          26.15 [Intentionally deleted.]

          26.16  Counterparts. This Lease may be executed in several
                 ------------
counterparts,  each of which shall constitute an original.

          26.17  Corporate Resolution.  If Tenant is a corporation, Tenant shall
                 --------------------
deliver to Landlord, contemporaneously with delivery of this Lease executed by Tenant, a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease and naming the representatives authorized to execute this Lease on behalf of Tenant.

          26.18  Reimbursements to Landlord.  If Tenant, or any third party on
                 --------------------------
behalf of Tenant or with whom Tenant is engaged or contemplates engaging in business, requests that Landlord review or approve any drawings, specifications or engineering calculations respecting any improvements Tenant intends to install in the Premises or execute any agreement or written instrument; and if Landlord refers such matter to any architect, engineer, surveyor or other professional or administrative personnel of Landlord or to legal counsel for review and advice to Landlord, then Tenant agrees to reimburse Landlord as additional rent for all professional fees and costs incurred by Landlord at the actual cost thereof for persons not in the direct employ of Landlord, and at the rate of Seventy-Five Dollars ($75.00) per hour for all time spent by professional and administrative persons in the direct employ of Landlord. If Tenant requests that Landlord consent to an assumption and/or assignment of this Lease or a subletting of the Premises to a third party for which Landlord's written consent is required, Tenant agrees to reimburse Landlord, as additional rent, for all time spent by Landlord's administrative and professional personnel, in reviewing the proposed form of all legal documents submitted by Tenant and preparing necessary additional legal documents, in evaluating the investigating the credit worthiness of the proposed assignee or subtenant, in inspecting the Premises to determine if the same is in the condition and state of repair as required by this Lease, in reviewing drawings and specifications for any additional improvements to be made to the Premises, and for any other action required in the reasonable judgment of Landlord. Landlord shall be reimbursed at the rate of Seventy-Five Dollars ($75.00) per hour for the time spent by its administrative and professional personnel, (or in the amount of One Thousand Dollars ($1,000.00), whichever is greater), and at the actual cost of professional fees and costs incurred by Landlord for persons not in the direct employ of Landlord, for each such request made by Tenant. The hourly fee payable to Landlord's administrative and professional personnel under this Paragraph shall be increased by ten percent (10%) on each anniversary date of the commencement of the term of this Lease.

          26.19  No Guard Service.  Tenant hereby acknowledges that the rent
                 ----------------
payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide any such service or measures. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

          26.20  Brokers.  Tenant represents and warrants to Landlord that
                 -------
Tenant has had no dealings with any real estate broker, finder or other person with respect to this Lease in any manner, excepting only the brokers specifically named in Item 1.9 of the Basic Lease Provisions. Tenant hereby indemnifies and holds Landlord harmless from any liability or claim that may be asserted against Landlord by any broker, finder or person with whom Tenant has purportedly dealt whose name is not inserted in Item 1.9 of the Basic Lease Provisions.

          26.21  Brokerage Commission.  Tenant acknowledges its understanding
                 --------------------
that Landlord has paid a real estate brokerage commission for securing Tenant's tenancy at the Premises for the term of this Lease. If Tenant defaults under this Lease and discontinues paying the rent specified herein, Tenant shall, within thirty (30) days of such event, reimburse Landlord for the unamortized portion of such brokerage commission pursuant to the following formula:

              Total amount of                 Number of months of
             brokerage commission    x       unexpired lease term.
             -----------------------------------------------------
                         Number of months of lease term

Notwithstanding the foregoing, Landlord shall not be entitled to recover such unamortized portions of the brokerage commission as provided in this Paragraph
26.21 if, following an uncured default under this Lease by Tenant, Landlord elects to pursue its remedy against Tenant pursuant to California Civil Code
Section 1951.4, or if Landlord recovers the discounted present value of all rent payable for the entire term of the Lease pursuant to California Civil Code
Section 1951.2. To the extent Landlord recovers the discounted present value of some, but not all, of the rent payable following the termination of this Lease resulting from Tenant's default, the number of months of such rent so recovered by Landlord shall be subtracted from the "number of months of unexpired lease term" in the formula set forth above.

          26.22  Limitation of Liability.  Tenant hereby agrees that, in the
                 -----------------------
event of any actual or alleged failure, breach or default hereunder by Landlord, Tenant's sole and exclusive remedy shall be against and shall be satisfied from the Landlord's equity interest in the Premises, Tenant's security deposit then held by Landlord and the proceeds of any insurance or condemnation award paid or payable to Landlord with respect to the Premises. Tenant agrees that the obligations of Landlord under this Lease do not constitute personal obligations of the individual directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability with respect to this Lease.

          26.23  Parking.  Tenant shall instruct and require that Tenant's
                 -------
employees, agents, visitors and business invitees park motor vehicles within the parking areas included on the Premises; and such employees, agents, visitors and invitees shall not park on the streets within the Watson Industrial Center. If there is insufficient parking area included on the Premises for parking of such motor vehicles, Tenant shall use its best efforts to obtain off-street parking privileges on other properties in the vicinity of the Premises.

          26.24  Lease Reviewed.  Landlord and Tenant have carefully read and
                 --------------
reviewed this Lease and each term and provision contained herein, and each of them has referred this Lease to its own legal counsel for review and advice as to the legal consequences of this Lease. Landlord and Tenant acknowledge their informed and voluntary consent thereto. Landlord and Tenant further agree that, at the time this Lease is executed, the terms of this Lease are commercially reasonable and effectuate the intent and purpose of Landlord and Tenant with respect to the Premises.

          26.25  Financial Statements.  As a material inducement to Landlord's
                 --------------------
execution of this Lease, Tenant hereby represents and warrants that, to Tenant's best knowledge, Tenant has furnished to Landlord true, complete, current and unqualified financial statements of Tenant prepared in accordance with generally accepted accounting principles in a manner consistently applied in each case. Throughout the Lease Term, Tenant shall, within ten (10) days following Landlord's request, provide Landlord with Tenant's then-current quarterly financial statements. Landlord shall maintain such financial statements in confidence, except for disclosure to prospective purchasers of the Premises and prospective lenders whose loans would be secured in whole or in part by this Lease or the Premises. Throughout the Lease Term, Tenant will furnish to Landlord prompt notice of (i) any material obligation or material adverse development with respect to the business, financial condition or results of operations of Tenant; and (ii) any default under this Lease or any event, the occurrence or nonoccurrence of which constitutes, or which with the giving of notice or the passage of time or both would constitute, a default under Lease.

          26.26  Lease Interest Rate. As used in this Lease, the "Lease Interest
                 -------------------
Rate" shall be a rate equal to two percent (2%) per year in excess of the "Reference Rate" most recently announced by Bank of America, Los Angeles from time to time, provided however that if Bank of America ceases to announce such Reference Rate, then such rate shall be a rate comparable to such Reference Rate; and provided further, however, that in no event shall the Lease Interest Rate exceed the highest lawful rate of interest permissible by law.

          26.27  Reasonable Expenditures:  Except as otherwise provided in this
                 -----------------------
Lease, any expenditure by a party permitted or required under this Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


"LANDLORD"                                   "TENANT"

Watson Partners, L.P.,                       HomeGrocer.com,
a Delaware limited partnership               a Delaware corporation

By: Watson Land Company                      By: /s/ C. Karaffa
                                                ----------------
Its: General Partner                         Its: V.P. Operations
                                                 ----------------

By: /s/ illegible                            By: /s/ illegible
   -----------------                             -----------------
Its: President/CEO                           Its: V.P. Merch.
    ----------------                             -----------------

By: /s/ illegible
   -----------------
Its: General Counsel/Corp. Secretary
    --------------------------------